                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Quorum Health Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           QUORUM HEALTH GROUP, INC.
                             103 CONTINENTAL PLACE
                           BRENTWOOD, TENNESSEE 37027

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 16, 1999
                             ---------------------

     Notice is hereby given that the Annual Meeting of Stockholders of Quorum Health Group, Inc. ("Quorum" or the "Company") will be held at the Holiday
Inn -- Brentwood at 760 Old Hickory Boulevard, Brentwood, Tennessee 37027, on Tuesday, November 16, 1999, at 9:00 a.m. local time, for the following purposes:

          1. to amend the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance from 3,750,000 to 5,000,000;

          2. to approve a Deferred Compensation Plan for Directors of the Company and reserve 500,000 shares of Common Stock for issuance thereunder;

          3. to elect ten directors to hold office until the next Annual Meeting of the stockholders and until their successors are duly elected and qualified;

          3. to ratify the selection of Ernst & Young LLP as the Company's independent auditor for the 2000 fiscal year; and

          4. to transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September 30, 1999, as the record date for the determination of the stockholders of the Company entitled to notice of and to vote at the Annual Meeting of Stockholders. Each share of the Company's Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

                                          By Order of the Board of Directors

                                          Ashby Q. Burks, Secretary

Brentwood, Tennessee
October 26, 1999

YOUR REPRESENTATION AT THE MEETING IS IMPORTANT. TO ENSURE YOUR REPRESENTATION, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD. SHOULD YOU DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AS PROVIDED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT IS VOTED.

                           QUORUM HEALTH GROUP, INC.
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 16, 1999

                                  INTRODUCTION

     THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF QUORUM HEALTH GROUP, INC. ("QUORUM" OR THE "COMPANY"), FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS AND ANY ADJOURNMENTS THEREOF, NOTICE OF WHICH IS ATTACHED HERETO. The Annual Meeting will be held at Holiday Inn -- Brentwood at 760 Old Hickory Boulevard, Brentwood, Tennessee 37027 on Tuesday, November 16, 1999, at 9:00 a.m. local time. The principal executive offices of the Company are located at 103 Continental Place, Brentwood, Tennessee 37027.

     This Proxy Statement and the Annual Report of the Company for the fiscal year ended June 30, 1999, have been mailed on or about October 26, 1999, to all stockholders of record as of September 30, 1999.

     A stockholder of record who signs and returns a proxy in the accompanying form may revoke the same at any time before the authority granted thereby is exercised by attending the Annual Meeting and electing to vote in person, by filing with the Secretary of the Company a written revocation, or by duly executing a proxy bearing a later date. Unless so revoked, the shares represented by the proxy will be voted at the Annual Meeting. Where a choice is specified on the proxy, the shares represented thereby will be voted in accordance with such specifications. If no specification is made on a signed proxy, such shares will be voted in favor of the nominees for election as directors named below and for the other proposals referred to below. Proxies also confer discretionary authority with respect to such other matters as may properly come before the meeting, including any matter of which the Company did not have notice by the close of business on September 5, 1999.

     The Board of Directors has fixed the close of business on September 30, 1999, as the record date for the Annual Meeting (the "Record Date"). The Company's only outstanding class of voting securities is its common stock, $.01 par value per share (the "Common Stock"). On September 30, 1999, the Company had 72,242,406 outstanding shares of Common Stock. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A majority of shares entitled to vote constitutes a quorum. A share, once represented for any purpose at the meeting, is deemed present for purposes of determining a quorum for the meeting (unless the meeting is adjourned and a new record date is set for the adjourned meeting), even if the holder of the share abstains from voting with respect to any matter brought before the meeting. Stockholders will be entitled to one vote for each share so held, which may be given in person or by proxy authorized in writing. Abstentions and broker non-votes will not be counted as affirmative votes on matters to be voted upon but will be counted for purposes of determining the presence or absence of a quorum; they have no legal effect on the election of directors, which requires a plurality of votes cast. On matters requiring a majority vote of the shares present and represented at the meeting, abstentions and broker non-votes have the effect of negative votes.

             1.  PROPOSED AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

     On August 18, 1999, the Board of Directors unanimously approved an amendment to the Company's tax-qualified Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase the number of shares reserved for purchase under the Stock Purchase Plan. The Stock Purchase Plan allows employees who are employed at least twenty hours a week and for more than five months in a calendar year to elect to cause up to 10% of their monthly wages (up to a maximum of $25,000 per plan year) to be contributed to a custodial account to purchase shares of Common Stock. The Stock Purchase Plan provides an opportunity for eligible employees to share in the growth and prosperity of the Company by acquiring a proprietary interest in the Company's Common Stock. A total of 3,750,000 shares of Common Stock were originally reserved for issuance under the Stock Purchase Plan. Approximately 525,341 shares remain available for purchase. Approximately 2000 employees currently participate in the Stock Purchase Plan. The Company desires to amend the Stock Purchase Plan to increase the number of shares available for purchase. Without this amendment, the Company may have to ratably reduce participants' stock purchases for the current plan year (which ends February 29, 2000), and will have to suspend or terminate the Stock Purchase Plan after the current plan year or shortly thereafter. A copy of the Stock Purchase Plan is attached as Exhibit A to this Proxy Statement and incorporated herein by reference.

     Common Stock is purchased pursuant to the Stock Purchase Plan annually at a price per share equal to the lesser of 85% of the fair market value of the Common Stock on either the first or the last day of the plan year (the "Exercise Price"). The fair market value is determined by reference to the closing market price on the applicable date.

     The authority to administer the Stock Purchase Plan includes the authority
(i) to interpret the Stock Purchase Plan and decide any matters arising thereunder, and (ii) to adopt such rules and regulations, not inconsistent with the provisions of the Stock Purchase Plan, as the Board may deem advisable to carry out the purpose of the plan. The Stock Purchase Plan is to continue from year to year, however, the Board of Directors may discontinue it at any time.

     Under the Stock Purchase Plan, employees may not be granted in any calendar year the right to purchase Common Stock in excess of a total fair market value of $25,000, or be granted a right to purchase Common Stock if following such grant the employee would beneficially own 5% or more of the total voting power or value of all classes of the Company's capital stock. Rights acquired under the Stock Purchase Plan are not transferable during the participant's lifetime.

     Upon termination of employment, other than by death or retirement, an employee immediately ceases participation in the Stock Purchase Plan and the Company refunds to the employee the balance of any contributions made to the plan by the employee. Upon termination of employment due to death or retirement, the employee or his estate may elect to be paid the balance of any contributions made to the Stock Purchase Plan by the employee. If no such election is made, the balance will be used to purchase Common Stock on behalf of the employee or his estate in the normal course under the plan.

     The Stock Purchase Plan is intended to qualify for favorable tax treatment under Internal Revenue Code Section 423. Pursuant to that section, participants in the Stock Purchase Plan generally do not recognize income for federal tax purposes on the 15% discount from fair market value. If the recipient of Common Stock under the Stock Purchase Plan disposes of shares before the end of certain holding periods (essentially the latter of one year after the Exercise Date or two years after the Grant Date), he or she will generally recognize ordinary income in the year of disposition in an amount equal to the difference between his or her purchase price and the fair market value of the Common Stock on the Exercise Date. If a disposition does not occur until after the expiration of the holding periods, the recipient will generally recognize ordinary income in the year of disposition equal to the lesser of (a) 15% of the fair market value of the Common Stock on the Grant Date or (b) the excess of the fair market value of such Common Stock on the date of disposition over the price paid by the recipient on the Exercise Date. The participant will recognize ordinary income in the aforementioned instances even if the ordinary income recognized is greater than the total gain realized on the disposition. The employee participant increases his or her basis in the Common Stock received under the Stock Purchase Plan by the amount he or she reports as ordinary income. The difference between this increased basis and the disposition price (if any) is a capital gain or loss. The Company generally will not be entitled to a tax deduction if a participant disposes of stock received under the Stock Purchase Plan prior to the expiration of the holding periods.

NEW PLAN BENEFITS

     It is not possible at this time to determine the dollar value of benefits available under the Amended Purchase Plan for fiscal year 2000 because neither the participation level for the employees nor the Company's stock price is known at this time. For informational purposes, the table below sets forth the aggregate of the dollar values of the excess of the fair market values of the stock on the last day of the Purchase Period over the purchase price of stock that actually was paid during fiscal 1999 by the named executive officers, all current executive officers as a group (the "Executive Group"), and all employees, including all current officers who are not executive officers, as a group (the "Employee Group") under the Purchase Plan. Directors who are not employees are not eligible to participate in the Stock Purchase Plan.

                          EMPLOYEE STOCK PURCHASE PLAN

                                                               DOLLAR    NUMBER OF
                     NAME AND POSITION                        VALUE($)    SHARES
                     -----------------                        --------   ---------
James E. Dalton, Jr.........................................  $  3,261      2,346
  President and CEO
Eugene C. Fleming...........................................     3,756      2,702
  Executive Vice President/COO
Roland P. Richardson........................................     3,756      2,702
  Senior Vice President
C. Thomas Neill.............................................     3,756      2,702
  Vice President
Steve B. Hewett.............................................     3,756      2,702
  Vice President/CFO
Executive Group.............................................    28,845     20,752
Employee Group..............................................   742,071    533,864

VOTE REQUIRED FOR APPROVAL

     A majority of votes present and represented by proxy at the Annual Meeting is required to amend the Stock Purchase Plan.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" VOTE AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN.

               2.  APPROVAL OF THE DEFERRED COMPENSATION PLAN FOR
                     DIRECTORS OF QUORUM HEALTH GROUP, INC.

     At the 1999 Annual Meeting, stockholders will be asked to approve the Deferred Compensation Plan for Directors of Quorum Health Group, Inc. (the "Plan"). A copy of the Plan is attached to this Proxy Statement as Exhibit B and is incorporated herein by reference. The description below of the Plan is qualified in its entirety by reference to the complete text of the Plan. Terms not defined herein shall have the meanings set forth in the Plan.

     The purpose of the Deferred Compensation Plan is to encourage directors of the Company to acquire or increase their investment in the Company, thereby aligning their interests with those of the stockholders. The Deferred Compensation Plan allows directors to elect to have some or all of their fees earned as directors deferred and subsequently paid in the Company's Common Stock.

     A director may elect to defer a specified portion of any retainer earned by him or her as a director and/or all (but not less than all) meeting fees paid to him or her by the Company. A director may change the amount deferred (within the above specifications) no more than once every six months.

     The Company will maintain an account of all amounts deferred by each director, which amounts will be deemed to be invested in Company Common Stock. The number of shares of Company Common Stock held for such director will be based on the closing price (without discount) of Company Common Stock on the day the retainer and/or meeting fees would otherwise be paid. Any dividends paid on Company Common Stock will be deemed paid on the deferred shares and will be reinvested to purchase additional deferred shares.

     Each director participating in the Plan may choose to receive the deferred compensation on a set date following (i) his or her retirement or other termination of services on the Board or (ii) his or her attainment of an age selected by such director, provided such date is at least ten years from the date such director began participation in the Plan. Once selected, the director may not change the timing of the payment of his or her deferred compensation, except upon an "change of control" of the Company or upon the death of such director as described below.

     Each director may elect to receive his or her deferred payments either in a lump sum payment or in any specified number of annual payments provided each annual payment is at least 100 shares of common stock. If the total amount of deferred compensation is 500 shares or less, the director will be paid in a lump sum. Upon the death of a director, all deferred compensation held in the Plan will be distributed to the legal representative of such director in a lump sum as soon as practicable.

     Upon a "change of control" as defined in the Executive Employment Agreements of Quorum (as they may be amended from time to time) all of the deferred compensation shall be payable immediately, unless the Plan is maintained on substantially the same terms following the "change of control." Under the Executive Employment Agreements described below, a change in control occurs when: (a) any person (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner of 50% or more of the combined voting power of the Company's then outstanding securities; (b) a majority of the individuals comprising the Company's Board of Directors have not served in such capacity for the entire two-year period immediately preceding such date; (c) the Company is combined (by merger, share exchange, consolidation or otherwise) with another corporation and, as a result of such consolidation, less than 50% of the outstanding securities of the surviving or resulting corporation are owned in the aggregate by the former stockholders of the Company; or (d) the Company sells, leases or otherwise transfers all or substantially all of its properties or assets to another person or entity.

     A director may terminate his or her participation by delivering written notice to that effect. Termination will not affect amounts previously deferred. Once a director terminates his or her participation, that director may not elect to participate again for two years.

     The Plan authorizes up to 500,000 shares of the Company's common stock to be issued under the Plan. In the event of any adjustments to the outstanding Common Stock such as: stock dividend, combination, recapitalization, spin-off, merger, or other corporate transaction, the number of shares of Common stock under the Plan may be adjusted as the administrator may deem necessary or appropriate to reflect equitably the effects of such changes to the participants. The Plan will be administered by the Board of Directors or by a committee of directors designated by the Board of Directors. The Plan is subject to amendment by the Board of Directors.

     It is not possible at this time to determine the dollar value of benefits available under the Plan for fiscal year 2000, because the participation level for directors is not known. Only directors are eligible to participate in the Plan.

VOTE REQUIRED FOR APPROVAL

     The Plan will be submitted to stockholders for their approval at the Annual Meeting. The affirmative vote of a majority of the votes present and represented by proxy at the Annual Meeting is required for the approval of the Plan.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE PLAN.

                           3.  ELECTION OF DIRECTORS

     The terms of all current directors will expire upon the election of new directors at the Annual Meeting. The Board of Directors proposes the election of the nominees listed below to serve until the next annual meeting of the stockholders and until their respective successors have been duly elected and qualified. The directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election at the Annual Meeting. Unless contrary instructions are received, it is intended that the shares represented by proxies solicited by the Board of Directors will be voted in favor of the election as directors of all the nominees named below. The information relating to the ten nominees set forth below has been furnished to the Company by the individuals named. All of the nominees are presently directors of the Company.

     It is the intention of the persons named in the enclosed proxy to vote the shares covered by each proxy for the election of all the nominees named in the table below. Although the Board does not anticipate that any nominees will be unavailable for election, in the event of such occurrence, the proxies will be voted for such substitute, if any, as the Board may designate. There is no cumulative voting for the election of members of the Board.

     The following table sets forth information with respect to nominees:

                                  DIRECTOR                   BUSINESS EXPERIENCE
           NAME             AGE    SINCE                    DURING PAST FIVE YEARS
           ----             ---   --------                  ----------------------
Russell L. Carson(1)(3)...  56      1989     Mr. Carson has been Chairman of the Board since July
                                             1989. Since 1979 he has been a general partner of
                                             Welsh, Carson, Anderson & Stowe, an investment firm
                                             that specializes in the acquisition of companies in
                                             the information services and health care industries.
                                             Mr. Carson serves on the Board of Directors of U.S.
                                             Oncology, Inc., which develops and operates
                                             outpatient cancer treatment centers, and several
                                             private companies.

James E. Dalton, Jr.......  57      1990     Mr. Dalton became President, Chief Executive Officer
                                             and a director of the Company on May 1, 1990. Prior
                                             to joining the Company, he served as Regional Vice
                                             President, Southwest Region for HealthTrust, Inc.,
                                             division Vice President of HCA, and Regional Vice
                                             President of HCA Management Company. Mr. Dalton is
                                             chairman of the Nashville Health Care Council and is
                                             on the board of directors and past chairman of the
                                             Federation of American Health Systems. He has been
                                             elected to the American Hospital Association's Board
                                             of Trustees as of January 1, 2000. He also serves on
                                             the board of directors of AmSouth Bancorporation,
                                             the Nashville Branch of the Federal Reserve Bank of
                                             Atlanta, and American Oncology Resources, Inc. He
                                             serves as a Trustee for Randolph-Macon College and
                                             the Universal Health Services Realty Income Trust.
                                             Mr. Dalton is a Fellow of the American College of
                                             Healthcare Executives.

                                  DIRECTOR                   BUSINESS EXPERIENCE
           NAME             AGE    SINCE                    DURING PAST FIVE YEARS
           ----             ---   --------                  ----------------------
S. Douglas Smith, Ph.D....  62      1989     Dr. Smith has been a director of Quorum since July
                                             31, 1989. He was Vice Chairman of the Company from
                                             1990 through 1992 and President of Quorum Health
                                             Resources from 1989 through 1991. Dr. Smith earlier
                                             held management positions with Hospital Corporation
                                             of America, Duke University Medical Center,
                                             Greenville Hospital System and Humana, Inc. He is a
                                             principal of Evergreen Investments and Management
                                             LLC and is Chairman of Passport Health
                                             Communications, Inc. He served as Professor of
                                             Health Care Management, Owen Graduate school of
                                             Management, Vanderbilt University from 1995-1999. He
                                             serves on the Boards of ELI Consulting, Abilene
                                             Christian University, and Lifesigns, LLC.

Sam A. Brooks, Jr.(2).....  60      1989     Mr. Brooks has been a director of the Company since
                                             July 1989. Mr. Brooks is Chairman, President and CEO
                                             of Renal Care Group, a specialized provider of
                                             nephrology services, and is President of MedCare
                                             Investment Corp., a health care investment company.
                                             He is a director of Renal Care Group, Nationwide
                                             Health Properties, Inc., a real estate investment
                                             trust and PhyCor, Inc., an operator of
                                             multi-specialty medical clinics. He was chairman of
                                             MedSolutions (formerly known as National Imaging
                                             Affiliates), a provider of radiology services, from
                                             1992 to 1997.

Kenneth J. Melkus(2)(3)...  53      1992     Mr. Melkus became a director of Quorum Health Group
                                             in March 1992. Mr. Melkus serves as a Consultant to
                                             the venture capital firm of Welsh, Carson, Anderson
                                             & Stowe which specializes in healthcare investments.
                                             He served as Chairman of the Board and Chief
                                             Executive Officer of HealthWise of America, Inc., a
                                             managed care company, from its founding in August
                                             1993 until it was merged into United HealthCare of
                                             Minneapolis in April, 1996. From 1986 until assuming
                                             his position with HealthWise, he served as Vice
                                             Chairman and President of Surgical Care Affiliates,
                                             Inc. Mr. Melkus currently serves on the Boards of
                                             Directors of OrthoLink, Inc., Cardiology Partners of
                                             America, MedSynergies, Inc., Accredo Health, Inc.,
                                             Emerald Health Network, Physicians Healthcare Plans,
                                             Inc., United Surgical Partners, and Behavioral
                                             Health.

Rocco A. Ortenzio(1)......  66      1992     Mr. Ortenzio has been a director of the Company
                                             since March 1992. He is Chairman and CEO of Select
                                             Medical Corporation, which is developing a network
                                             of specialized health care facilities and services.
                                             He was the co-founder, Chairman and Chief Executive
                                             Officer of Continental Medical Systems, Inc. until
                                             its merger with Horizon HealthCare Corporation. He
                                             was a Consultant to Horizon/CMS Healthcare
                                             Corporation, a leading post-acute healthcare
                                             provider in the United States from 1995 to 1997.

                                  DIRECTOR                   BUSINESS EXPERIENCE
           NAME             AGE    SINCE                    DURING PAST FIVE YEARS
           ----             ---   --------                  ----------------------
Thomas S. Murphy, Jr......  40      1993     Mr. Murphy has been a director of the Company since
                                             December 1993. He is managing director of Goldman,
                                             Sachs & Co., where he served as Vice President from
                                             1990 -- 1997, after joining the firm in 1986. Mr.
                                             Murphy is also a director of Bridge Information
                                             Systems, Inc.

Joseph C. Hutts(1)(3).....  58      1994     Mr. Hutts has been a director of the Company since
                                             February 1994. He has served as Chairman of the
                                             Board and Chief Executive Officer of PhyCor, Inc.,
                                             which owns and operates physician organizations,
                                             since its inception in 1988. Mr. Hutts served at
                                             Hospital Corporation of America ("HCA") from 1977 to
                                             1986 in various positions, including Vice President,
                                             Operations; President, HCA Management Company, Inc.,
                                             Senior Vice President, Western Operations; and
                                             President of HCA Health Plans, a managed care
                                             subsidiary of HCA. Mr. Hutts was Vice Chairman and
                                             Chief Operating Officer of EQUICOR-Equitable HCA
                                             Corporation, an employee benefits company, from
                                             October 1986 until June 1987. Mr. Hutts serves on
                                             the Board of Directors of Renal Care Group, a
                                             provider of dialysis and nephrology services.

C. Edward Floyd, M.D......  65      1995     Dr. Floyd has been a director of the Company since
                                             June 1995. He is Board Certified in general and
                                             vascular surgery and serves on the medical staffs of
                                             Carolinas Hospital System and other local hospitals.
                                             He is chairman emeritus of the University of South
                                             Carolina's Board of Trustees; he was its Chairman
                                             from 1993 -- 1996 and its Vice-Chairman from
                                             1989 -- 1993. He is founder and director of Vascular
                                             Laboratory of Florence, Inc. In addition to serving
                                             on several medical boards, Dr. Floyd is clinical
                                             professor of surgery at the University of South
                                             Carolina Medical School as well as clinical
                                             associate professor of surgery at the Medical
                                             University of South Carolina. He is a member of the
                                             South Carolina State Commission on Higher Education
                                             and also serves on the Board of Directors of
                                             National Bank of South Carolina, Synovus Financial
                                             Corporation and the Drs. Bruce and Lee Foundation.
                                             Dr. Floyd is a diplomat of the American Board of
                                             Surgery and a Fellow of the American College of
                                             Surgeons.

                                  DIRECTOR                   BUSINESS EXPERIENCE
           NAME             AGE    SINCE                    DURING PAST FIVE YEARS
           ----             ---   --------                  ----------------------
Colleen Conway Welch,
  Ph.D., R.N.(2)..........  55      1997     Dr. Conway Welch became a director of the Company in
                                             April 1997. She is Dean and Professor of the
                                             Vanderbilt University School of Nursing. She is a
                                             former member of the National Bipartisan Commission
                                             on the Future of Medicare, the Institute of
                                             Medicine, and the Lasker Foundation's Funding First
                                             Board of Directors and currently serves as a member
                                             of the Healthcare Leadership Council Board of
                                             Governors, and a founding member and former
                                             president of Friends of the National Institute for
                                             Nursing Research, National Institute of Health.
                                             Other board memberships include First Union Bank of
                                             Tennessee, American Physicians' Network and
                                             Healthstream.

---------------

(1) Member of Compensation Committee
(2) Member of Audit Committee
(3) Member of Nominating Committee

     The Board held 12 meetings during the 1999 fiscal year. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and of the committees of which he or she is a member. The Company's executive officers are appointed annually by the Board and serve at the discretion of the Board.

COMMITTEES OF THE BOARD

     Among the standing committees of the Company's Board of Directors are the Compensation Committee, the Audit Committee and the Nominating Committee.

     The Compensation Committee is currently composed of Mr. Carson, Mr. Ortenzio and Mr. Hutts, none of whom are employees of the Company. Responsibilities of this committee include approval of remuneration arrangements for executive officers of the Company, review of compensation plans relating to executive officers and directors, other benefits under the Company's compensation plans, and general review of the Company's employee compensation plans. During fiscal 1999, the Compensation Committee held 4 meetings and executed 4 unanimous written consent actions.

     The Audit Committee is composed of Mr. Brooks, Dr. Welch and Mr. Melkus, none of whom are employees of the Company. Responsibilities of this committee include approval of the engagement of independent auditors, review of activities and recommendations of the internal auditors, review of arrangements and scope of audit examinations, consideration of the results of independent auditors' review of internal accounting controls and other matters, and review and setting of internal accounting policies and procedures. The Audit Committee also provides oversight for the Quorum Business Ethics Program, the Company's compliance and ethics initiative. In this capacity, it reviews with management compliance with the Business Ethics Program and ways to strengthen the Program. During fiscal 1999, the Audit Committee held 4 meetings.

     The Nominating Committee is composed of Mr. Carson, Mr. Melkus and Mr. Hutts, none of whom are employees of the Company. Responsibilities of this committee include recommending nominees for election as directors at the Company's annual stockholders' meeting, recommending persons to fill vacancies and newly created positions on the Board between annual stockholders' meetings, and recommending changes concerning the responsibilities and composition of the Board and its committees. During fiscal 1999, the Nominating Committee executed one unanimous written consent action.

     The Nominating Committee will consider nominees for the board of directors recommended by stockholders, if stockholders comply with the provisions of
Section 2(c) of the Company's Bylaws. A copy of those provisions is attached as Exhibit A. Stockholder recommendations for nominees must be received by the

Company's Secretary not less than 60 days nor more than 90 days before the scheduled date of the meeting (or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given, the 10th day following the earlier of the day the notice was mailed or the day the public disclosure was made).

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

                   4.  RATIFICATION OF APPOINTMENT OF AUDITOR

     The Board of Directors has appointed Ernst & Young LLP as independent auditor of the Company for fiscal year 2000. Ernst & Young LLP has served as the Company's independent auditor since the Company's inception. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will be given an opportunity to make a statement if such representative so desires, and will be available to respond to appropriate questions. The Board's appointment of Ernst & Young LLP will be ratified by a majority of the votes present and represented by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                    GENERAL
OTHER MATTERS

     The Board of Directors does not know of any matters that are to be presented at the Annual Meeting other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

     The Company's Annual Report to Stockholders for the fiscal year ended June 30, 1999 was mailed to stockholders on or about October 26, 1999.

                         STOCK OWNERSHIP OF DIRECTORS,
                    EXECUTIVE OFFICERS AND PRINCIPAL HOLDERS

     The following table sets forth as of September 30, 1999, the number and percentage of outstanding shares of the Company's Common Stock owned by all persons known to the Company to be holders of 5% or more of the issued and outstanding shares of Common Stock, by each director and certain current and former executive officers of the Company, and by the current officers and directors of the Company as a group.

                                                                                        PERCENTAGE
                                                                NUMBER OF SHARES            OF
NAME                                                          BENEFICIALLY OWNED(1)   TOTAL SHARES(2)
----                                                          ---------------------   ---------------
Welsh, Carson Anderson & Stowe VIII, L.P.(4)................       19,538,413              23.0%
  320 Park Avenue, Suite 2500
  New York, NY 10022
Nicholas Company, Inc.(3)...................................        5,984,350               8.3%
  700 North Water Street
  Milwaukee, WS 53202
T. Rowe Price Associates, Inc.(3)...........................        5,321,500               7.4%
  100 E. Pratt Street
  Baltimore, MD 21202
Franklin Mutual Advisers, Inc.(3)...........................        4,952,000               6.9%
  51 John F. Kennedy Parkway
  Short Hills, NJ 07078
Tweedy, Browne Company, LLC(3)..............................        4,185,865               5.8%
  52 Vanderbilt Avenue
  New York, NY 10017
FMR Corp.(3)................................................        3,681,750               5.1%
  82 Devonshire Street
  Boston, MA 02109
Russell L. Carson(5)(6).....................................       21,417,094              25.2%
James E. Dalton, Jr.(7).....................................          982,697               1.4%
Sam A. Brooks, Jr.(8).......................................          186,006                *
C. Edward Floyd, M.D.(9)....................................           40,577                *
Joseph C. Hutts(10).........................................           32,502                *
Kenneth J. Melkus(11).......................................          109,469                *
Thomas S. Murphy, Jr.(12)...................................           12,501                *
C. Thomas Neill(13).........................................          216,299                *
Rocco A. Ortenzio(14).......................................           55,636                *
Roland P. Richardson(15)....................................          135,499                *
S. Douglas Smith(16)........................................          397,343                *
Colleen Conway Welch(17)....................................           17,350                *
Eugene C. Fleming(18).......................................          529,699                *
Steve B. Hewett(19).........................................          171,948                *
All current directors and officers as a group (a total of 19
  persons)..................................................       23,988,544              27.8%

---------------

   * Less than one percent.
 (1) Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable.
 (2) The percentages shown are based on 72,242,406 shares of Common Stock outstanding on September 30, 1999, plus, as to each individual and group listed, unless otherwise noted, the number of shares of Common Stock deemed to be owned by such holder pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, assuming exercise of options held by such holder that are exercisable within 60 days of September 30, 1999 and conversion of 6% Convertible Senior Subordinated Debentures held by Welsh, Carson, Anderson and Stowe VIII, L.P. and certain of its associates that are exercisable at any time.
 (3) The figures are based solely on information reported in Schedule 13G or 13D filings by the referenced entity, a registered investment adviser ("Adviser"); the securities are owned by various affiliates and/or individual and institutional investors for which the Adviser serves as investment adviser, with power to direct investments and/or power to vote the securities. For purposes of the reporting requirements of the Securities Act of 1934, the Adviser is deemed to be beneficial owner of such securities; however, such Adviser expressly disclaims that it is, in fact, the beneficial owner of such securities.
 (4) Includes 12,698,413 shares issuable upon conversion of certain convertible debentures; does not include shares held individually by Mr. Carson.
 (5) Mr. Carson, Chairman of the Board of the Company, has voting power over 6,840,000 shares of outstanding common stock owned by Welsh, Carson, Anderson & Stowe VIII, L.P. ("WCAS") and will have voting power over an additional 12,698,413 shares upon conversion of certain convertible debentures owned by WCAS. Because Mr. Carson is deemed to beneficially own such shares under Rule 13d-3, they are included in his totals and in the shares shown as being owned by "All directors and officers as a group."
 (6) Includes options to purchase a total of 12,501 shares and certain debentures convertible to 119,613 shares.
 (7) Includes options to purchase a total of 542,506 shares.
 (8) Includes options to purchase a total of 12,501 shares.
 (9) Includes options to purchase a total of 32,502 shares.
(10) Includes options to purchase a total of 12,501 shares.
(11) Includes options to purchase 8,751 shares, and 60,525 shares owned by Melkus Partner Ltd.
(12) Includes options to purchase 12,501 shares.
(13) Includes options to purchase 120,683 shares.
(14) Includes options to purchase a total of 12,501 shares and 10,000 shares owned in the name of an irrevocable trust, beneficial ownership of which Mr. Ortenzio disclaims.
(15) Includes options to purchase 34,401 shares.
(16) Includes options to purchase 12,501 shares, and 73,322 shares held by a charitable foundation.
(17) Includes options to purchase 13,750 shares.
(18) Based upon information available to the Company at 6-30-99, this individual's last day of employment with the Company; includes options to purchase 412,824 shares.
(19) Based upon information available to the Company at 6-30-99, this individual's last day of employment with the Company; includes options to purchase 149,073 shares.

                                 EXECUTIVE OFFICERS

     The following table contains certain information concerning the Company's executive officers.

                                            SERVED
NAME                                  AGE   SINCE                         POSITION
----                                  ---   ------                        --------
James E. Dalton, Jr.................  57     1990    President, Chief Executive Officer and Director
Ashby Q. Burks......................  42     1997    Vice President/General Counsel and Secretary
David F. Grams, Jr..................  32     1999    Vice President -- Finance and Treasurer
J. Dennis Green.....................  37     1998    Vice President -- Internal Audit
Karen S. Harrison...................  43     1999    Vice President -- Controller
Margaret C. Mazzone.................  46     1998    Vice President -- Ethics and Business Conduct
C. Thomas Neill.....................  55     1992    Vice President -- Corporate Services
Terry Allison Rappuhn...............  43     1996    Senior Vice President, and Chief Financial Officer
Roland P. Richardson................  52     1990    Senior Vice President of Acquisitions and
                                                       Development
Michael D. Wiley....................  53     1992    Vice President -- Corporate Relations

     Mr. Dalton became President, Chief Executive Officer and a director of the Company on May 1, 1990. Prior to joining the Company, he served as Regional Vice President, Southwest Region for HealthTrust, Inc., division Vice President of HCA, and Regional Vice President of HCA Management Company. Mr. Dalton is chairman of the Nashville Health Care Council and is on the board of directors and past chairman of the Federation of American Health Systems. He has been elected to the American Hospital Association's Board of Trustees as of January 1, 2000. He also serves on the board of directors of AmSouth Bancorporation, the Nashville Branch of the Federal Reserve Bank of Atlanta, and American Oncology Resources, Inc. He serves as a Trustee for Randolph-Macon College and the Universal Health Services Realty Income Trust. Mr. Dalton is a Fellow of the American College of Healthcare Executives.

     Mr. Burks joined the Company as Vice President/General Counsel and Secretary in April 1997. Prior to joining the Company, he was an independent health care consultant from January 1996 through March 1997. He served as Vice President and Assistant General Counsel of Columbia/HCA from April 1994 through December 1995. From 1984 through April 1994, he was Senior Counsel for Columbia/HCA and its predecessor, Hospital Corporation of America.

     Mr. Grams joined the Company in July 1997 as Vice President and Treasurer and became Vice President -- Finance in July 1999. Prior to joining the Company, he worked from 1995 to 1997 in the area of capital markets for First Union National Bank where he was a Vice President from 1996 to 1997. From 1994 to 1995, he was an associate in investment management at Bankers Trust.

     Mr. Green has been Vice President -- Internal Audit since February, 1998. He worked from 1984 to 1998 for Columbia/HCA and its predecessor, Hospital Corporation of America, serving in internal audit positions from 1984 to 1996 and as Assistant Vice President -- Management Reporting from 1996 to 1998.

     Ms. Harrison became Vice President and Controller of the Company in July, 1999. She has worked for the Company since 1989, serving as Corporate Controller from October, 1990 to July, 1996, and as Assistant Vice President of Accounting from July, 1996 to July, 1999. She is a member of the American Institute of CPAs, Illinois Society of CPAs, Healthcare Financial Management Association and Institute of Management Accountants.

     Ms. Mazzone became Vice President -- Ethics and Business Conduct in January 1998. She is responsible for managing and implementing the Company's Business Ethics Program. From December 1996 to December 1997, Ms. Mazzone was Vice President/Assistant General Counsel at Quorum. From July 1993 to November 1996, she served as Senior Associate Counsel to the Company.

     Mr. Neill has been Vice President -- Corporate Services since January 1, 1992. He is responsible for the Company's administrative operations, including human resources, information systems, purchasing, government relations, and insurance and risk management programs. Prior to joining the Company, he was affiliated with HealthTrust, Inc., serving in administrative and human resource positions since 1987. Mr. Neill's previous health care employment includes ten years with HCA and General Care Corporation. He is on the board of governors of the Federation of American Health System and a member of the house of delegates of the American Hospital Association.

     Ms. Rappuhn became Senior Vice President/Chief Financial Officer in 1999 after serving as Vice President, Assistant Treasurer and Controller since 1996 and Vice President of Internal Audit from 1993 to 1996. From 1978 to 1993, she served a wide range of healthcare clients for Ernst & Young LLP. Ms. Rappuhn is a member of the American Institute of CPAs, the Tennessee Society of CPAs, the Financial Executive's Institute, the Board of Governors of the Federation of American Health Systems, and the Healthcare Financial Management Association.

     Mr. Richardson joined the Company at its inception in 1989. He is responsible for all of Quorum's acquisition activities. He worked from 1973 to 1989 for HCA where his positions included serving as vice president of finance and administration for HCA Management Company and district vice president with multi-facility operational responsibility.

     Mr. Wiley joined the Company in 1989 and became vice president of Corporate Relations in 1992. He is responsible for investor, analyst, media industry and consumer communications. Prior to joining Quorum, he was director of marketing for HCA and was director of marketing with HCA Management Company. Previous positions include serving as vice president of marketing for both South Carolina National Bank (Wachovia) and First National Bank of South Carolina. He is an associate member of the Association for Investment Management and Research as well as the Society of Financial Analysts, Inc. and a member of the National Investor Relations Institute.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     C. Edward Floyd, M.D., a director of the Company, is a practicing physician and serves as a medical director and a member of the advisory board of Carolinas Hospital system, a hospital that the Company has owned since February 1, 1995. During fiscal 1999, the Company paid Dr. Floyd approximately $8,400 in fees and benefits for his role on the advisory board of the hospital. Dr. Floyd also serves as community relations director for the hospital. During fiscal 1999 he was paid $33,333 for his services in this capacity. This agreement has a one-year term and is subject to annual renewals by mutual agreement. Through May of fiscal 1999, Dr. Floyd was paid to serve as medical director of a vascular laboratory at the hospital, for which he was paid $33,333. The Company retains Dr. Floyd to provide various professional services at the vascular laboratory. During fiscal 1999, the Company paid Dr. Floyd approximately $166,409 for these services.

     In fiscal 1996 the Company agreed to make contributions to the University of South Carolina of $1,000,000 over a five year period. As of the date of this proxy statement, the Company has made contributions of $750,000. Dr. Floyd is chairman emeritus of the Board of Trustees of the University.

     In August, 1999 the Company received an unsolicited proposal from Welsh, Carson, Anderson & Stowe VIII, L.P. ("WCAS VIII") to purchase up to $150,000,000 in subordinated convertible debentures of the Company. The proposal was reviewed by the Special Purpose Capital Alternatives Committee, composed of Mr. Brooks, Mr. Hutts and Mr. Smith, none of whom are employees of the Company. The Capital Alternatives Committee engaged SunTrust Equitable Securities and Fried, Frank, Harris, Shriver and Jacobson to provide advice and assist in negotiation of the sale of the debentures. Following its deliberations and negotiation, the Capital Alternatives Committee recommended to the Board of Directors that the Company proceed with the sale of debentures to WCAS VIII.

     On August 31, 1999, the Company sold $150.0 million of convertible subordinated debentures due 2009 to Welsh, Carson, Anderson & Stowe VIII, L.P. and certain WCAS VIII affiliates, including Russell L. Carson, a director and Chairman of the Board. Mr. Carson directly purchased approximately $1,345,000 of the debentures. Mr. Carson is one of several managing members of WCAS VIII Associates, LLC, the sole general partner of Welsh, Carson, Anderson & Stowe VIII, L.P. The debentures bear interest at 6.0% per annum. Interest is payable quarterly. The debentures are convertible into common shares at a conversion price of $11.25 per share. The debentures will automatically convert at any time after three years if the average of the closing price of the Company's common stock over any 90 day period is more than 150% of the conversion price. Debentures are callable at the Company's option at par at any time after August 31, 2001. In the event of a merger, consolidation or sale of more than 50% of the Company's assets, the holder of the debentures has the option to have the debentures prepaid in full. The debentures have antidilution protection, including, under certain circumstances, issuance of common stock below the then applicable conversion price. The shares into which the debentures are convertible have certain voting restrictions and must be held for a two-year period beginning August 1999. The debentures are subordinated in right of payment to all of the Company's debt.

     In connection with the convertible subordinated debenture agreement, the Company amended its stockholders' rights plan. Under the amended plan, the rights become exercisable only if (1) Welsh, Carson, Anderson & Stowe, VIII, L.P., WCAS Management Corporation and certain parties which purchase the convertible debentures from these entities acquire beneficial ownership of 30% or more of the Company's common stock or start an offer which would result in those entities owning 30% or more of the Company's common stock or (2) any other person or group acquires beneficial ownership of 15% or more of the Company's common stock or starts an offer which would result in that person or group owning 15% or more of our common stock. The Company may redeem the rights at $.01 per right at any time until the tenth day following public announcement that an ownership position as described above has been acquired.

     In August 1999 the Company purchased assets related to certain primary care physician practices in Minot, North Dakota from PhyCor, Inc. The Company paid approximately $1,100,000 for those assets. The Company also retained PhyCor to manage the physician practices and agreed to pay an annual fee of $2,750,000 (subject to certain adjustments) for management services, office rent and certain operating expenses of the practices. The management agreement has a term of ten years. Joseph C. Hutts, a director, is Chairman and Chief Executive Officer of PhyCor, Inc.

                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation for services in all capacities to the Company for the fiscal year ended June 30, 1999, and the two previous fiscal years of those persons who were, at June 30, 1999, the Company's Chief Executive Officer and the four other most highly compensated executive officers who were serving as such on the last day of the fiscal year (individually, an "NEO", and collectively, the "NEOs").

                           SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                          --------------------------------------------   -----------------------------------
                                                                               AWARD(S)            PAYOUTS
                                                                         ---------------------   -----------
                                                            OTHER        RESTRICTED               LONG-TERM
                                                           ANNUAL          STOCK      OPTIONS/    INCENTIVE       ALL OTHER
        NAME AND                 SALARY(1)    BONUS    COMPENSATION(2)    AWARD(S)    SARS(3)      PAYOUTS     COMPENSATION(4)
   PRINCIPAL POSITION     YEAR      ($)        ($)           ($)            ($)         (#)          ($)             ($)
   ------------------     ----   ---------   -------   ---------------   ----------   --------   -----------   ---------------
James E. Dalton, Jr.      1999    589,010        -0-         --             -0-       632,666        -0-            7,559
  President and CEO       1998    587,206        -0-         --             -0-       202,580        -0-            7,560
                          1997    531,696        -0-         --             -0-        93,993        -0-            7,698
Eugene C. Fleming         1999    396,957        -0-         --             -0-       777,632        -0-            7,559
  Executive Vice          1998    395,207        -0-         --             -0-       125,000        -0-            7,560
  President/Chief         1997    363,288        -0-         --             -0-       465,332        -0-            4,307
  Operating Officer
Roland P. Richardson      1999    315,396        -0-         --             -0-       286,111        -0-            7,559
  Senior Vice             1998    313,644        -0-         --             -0-       100,000        -0-            7,560
  President --            1997    296,578    $58,005         --             -0-        32,747        -0-            7,579
  Acquisitions and
    Development

                                      ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                          --------------------------------------------   -----------------------------------
                                                                               AWARD(S)            PAYOUTS
                                                                         ---------------------   -----------
                                                            OTHER        RESTRICTED               LONG-TERM
                                                           ANNUAL          STOCK      OPTIONS/    INCENTIVE       ALL OTHER
        NAME AND                 SALARY(1)    BONUS    COMPENSATION(2)    AWARD(S)    SARS(3)      PAYOUTS     COMPENSATION(4)
   PRINCIPAL POSITION     YEAR      ($)        ($)           ($)            ($)         (#)          ($)             ($)
   ------------------     ----   ---------   -------   ---------------   ----------   --------   -----------   ---------------
C. Thomas Neill           1999    245,851        -0-         --             -0-       194,326        -0-            7,559
  Vice President --       1998    245,126        -0-         --             -0-        65,400        -0-            7,487
  Corporate Services      1997    231,596        -0-         --             -0-        30,879        -0-            7,492
Steve B. Hewett           1999    228,372        -0-         --             -0-       298,145        -0-            7,397
  Vice President          1998    222,691        -0-         --             -0-        68,711        -0-            7,094
  (Chief Financial        1997    198,171        -0-         --             -0-       112,851        -0-            3,489
  Officer)

---------------

(1) "Salary" includes each NEO's base salary plus amounts paid by the Company to a cafeteria plan for the benefit of the NEO: Mr. Dalton $6,751; Mr. Fleming $4,697; Mr. Richardson $6,536; Mr. Neill $4,903; and Mr. Hewett $3,372.
(2) Perquisites for each NEO are in amounts which do not require disclosure.
(3) The aggregate amounts set forth under "Options/SARs" include options exchanged for previously granted options in the following amounts for each
    NEO: Mr. Dalton, 532,666 shares; Mr. Fleming, 777,632 shares; Mr. Richardson, 236,111 shares; Mr. Neill, 144,326 shares; Mr. Hewett, 273,146 shares. (See "Option Exchange Program")
(4) The aggregate amounts set forth under "All Other Compensation" are made up of the following: (i) for matching 401(k) plan contributions made by the
    Company: $4,000 for each of the NEOs;(ii) for contributions to the Company's Non-Qualified Retirement Plan: $3,538 each for Mr. Dalton, Mr. Fleming, Mr. Richardson and Mr. Neill; $3,375 for Mr. Hewett; and (iii) $22 for each NEO for premiums paid by the Company in respect of life insurance policies for the benefit of each NEO.

1997 STOCK OPTION PLAN

     The table below provides information on grants of stock options pursuant to the Company's 1997 Stock Option Plan (the "1997 Plan") during the fiscal year ended June 30, 1999, to the NEOs. The 1997 Plan was approved by the stockholders of the Company at their annual meeting on November 10, 1997. No further shares remain available for grant under the Company's former plan, the Restated Stock Option Plan. The Company grants no stock appreciation rights ("SARs").

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS
                       ---------------------------------------------------------      POTENTIAL REALIZABLE VALUE
                          NUMBER         % OF TOTAL                                    AT ASSUMED ANNUAL RATES
                       OF SECURITIES    OPTIONS/SARS                                 OF STOCK PRICE APPRECIATION
                        UNDERLYING       GRANTED TO     EXERCISE OR                        FOR OPTION TERM
                       OPTIONS/SARS      EMPLOYEES      BASE PRICE    EXPIRATION    ------------------------------
        NAME            GRANTED (#)    IN FISCAL YEAR    ($/SHARE)       DATE           5%($)           10%($)
        ----           -------------   --------------   -----------   ----------    -------------    -------------
James E. Dalton,
Jr...................     100,000           1.7742         $8.81       03/11/09     $  554,056.17    $1,404,087.11
                          157,612           2.7964         $9.00       09/01/05     $  523,262.91    $1,200,997.02
                          145,811           2.5870         $9.00       04/01/06     $  535,719.05    $1,249,010.27
                            1,386           0.0245         $9.00       04/16/06     $    5,127.51    $   11,967.96
                           20,325           0.3606         $9.00       08/27/06     $   79,822.32    $  188,170.91
                            3,840           0.0681         $9.00       12/11/06     $   15,789.20    $   37,518.83
                           24,775           0.4395         $9.00       04/30/07     $  108,005.51    $  259,380.03
                           51,015           0.9051         $9.00       08/18/07     $  232,492.83    $  563,040.70
                            1,627           0.0288         $9.00       01/22/08     $    7,882.60    $   19,321.07
                          126,275           2.2404         $9.00       01/30/08     $  613,656.45    $1,505,062.61
                          -------          -------                                  -------------    -------------
          Total......     632,666          11.2246                                  $2,675,814.55    $6,438,556.51
                          =======          =======                                  =============    =============

                                           INDIVIDUAL GRANTS
                       ---------------------------------------------------------      POTENTIAL REALIZABLE VALUE
                          NUMBER         % OF TOTAL                                    AT ASSUMED ANNUAL RATES
                       OF SECURITIES    OPTIONS/SARS                                 OF STOCK PRICE APPRECIATION
                        UNDERLYING       GRANTED TO     EXERCISE OR                        FOR OPTION TERM
                       OPTIONS/SARS      EMPLOYEES      BASE PRICE    EXPIRATION    ------------------------------
        NAME            GRANTED (#)    IN FISCAL YEAR    ($/SHARE)       DATE           5%($)           10%($)
        ----           -------------   --------------   -----------   ----------    -------------    -------------
Eugene C. Fleming....     229,309           4.0685         $9.00       07/01/06     $  878,064.31    $2,061,111.68
                           24,775           0.4395         $9.00       04/30/07     $  108,005.51    $  259,380.03
                           31,802           0.5642         $9.00       08/18/07     $  144,932.61    $  350,991.28
                           78,922           1.4002         $9.00       01/30/08     $  383,535.89    $  940,665.62
                           48,016           0.8519         $0.67       06/30/01     $  639,607.93    $  705,110.16
                          364,808           6.4726         $9.00       06/30/01     $1,820,656.41    $2,318,318.36
                          -------          -------                                  -------------    -------------
          Total......     777,632          13.7969                                  $3,974,802.66    $6,635,577.13
                          =======          =======                                  =============    =============
Roland P.
  Richardson.........      50,000           0.8871         $8.81       03/11/09     $  277,028.08    $  702,043.55
                            5,232           0.0928         $9.00       01/13/00     $    1,880.83    $    3,744.07
                           18,742           0.3325         $9.00       09/01/00     $   12,238.49    $   24,733.58
                            4,276           0.0758         $9.00       09/01/05     $   14,196.08    $   32,582.95
                            1,967           0.0348         $9.00       03/04/06     $    7,133.75    $   16,597.52
                          116,649           2.0696         $9.00       04/01/06     $  428,575.97    $  999,209.93
                              452           0.0080         $9.00       03/04/06     $    1,639.28    $    3,813.97
                              543           0.0096         $9.00       03/04/06     $    1,969.31    $    4,581.83
                           14,865           0.2637         $9.00       04/30/07     $   64,803.30    $  155,628.02
                           10,247           0.1818         $9.00       08/18/07     $   46,699.09    $  113,093.76
                           63,138           1.1202         $9.00       01/30/08     $  306,830.66    $  752,537.27
                          -------          -------                                  -------------    -------------
          Total......     286,111           5.0759                                  $1,162,994.84    $2,808,566.45
                          =======          =======                                  =============    =============
C. Thomas Neill......      50,000           0.8871         $8.81       03/11/09     $  277,028.08    $  702,043.55
                            6,540           0.1160         $9.00       01/13/00     $    2,351.04    $    4,680.09
                           26,239           0.4655         $9.00       09/01/00     $   17,134.01    $   34,627.27
                            2,914           0.0517         $9.00       10/12/05     $    9,871.61    $   22,725.85
                            1,036           0.0183         $9.00       10/12/05     $    3,509.60    $    8,079.61
                           29,163           0.5174         $9.00       04/01/06     $  107,146.75    $  249,808.91
                              854           0.0151         $9.00       05/02/06     $    3,182.60    $    7,437.25
                              455           0.0080         $9.00       05/02/06     $    1,695.65    $    3,962.47
                            2,063           0.0366         $9.00       05/02/06     $    7,688.17    $   17,966.10
                            7,988           0.1417         $9.00       08/27/06     $   31,371.25    $   73,953.71
                            9,910           0.1758         $9.00       04/30/07     $   43,202.20    $  103,752.01
                           15,879           0.2817         $9.00       08/18/07     $   72,366.04    $  175,252.83
                              245           0.0043         $9.00       01/30/08     $    1,190.62    $    2,920.14
                           41,040           0.7281         $9.00       01/30/08     $  199,441.38    $  489,152.80
                          -------          -------                                  -------------    -------------
          Total......     194,326           3.4473                                  $  777,179.00    $1,896,362.59
                          =======          =======                                  =============    =============

                                           INDIVIDUAL GRANTS
                       ---------------------------------------------------------      POTENTIAL REALIZABLE VALUE
                          NUMBER         % OF TOTAL                                    AT ASSUMED ANNUAL RATES
                       OF SECURITIES    OPTIONS/SARS                                 OF STOCK PRICE APPRECIATION
                        UNDERLYING       GRANTED TO     EXERCISE OR                        FOR OPTION TERM
                       OPTIONS/SARS      EMPLOYEES      BASE PRICE    EXPIRATION    ------------------------------
        NAME            GRANTED (#)    IN FISCAL YEAR    ($/SHARE)       DATE           5%($)           10%($)
        ----           -------------   --------------   -----------   ----------    -------------    -------------
Steve B. Hewett......      25,000           0.4435         $8.81       03/11/09     $  138,514.04    $  351,021.78
                           12,652           0.2244         $9.00       07/01/06     $   48,446.72    $  113,720.72
                           38,487           0.6828         $9.00       07/01/06     $  147,373.46    $  345,934.98
                           15,856           0.2813         $9.00       04/30/07     $   69,123.52    $  166,003.22
                           13,851           0.2457         $9.00       08/18/07     $   63,123.75    $  152,870.27
                           41,040           0.7281         $9.00       01/30/08     $  199,441.38    $  489,152.80
                            2,187           0.0388         $9.00       02/26/08     $   10,737.72    $   26,390.39
                           25,000           0.4435         $8.81       06/30/01     $  129,518.13    $  163,622.50
                          124,073           2.2013         $9.00       06/30/01     $  619,214.22    $  788,471.51
                          -------          -------                                  -------------    -------------
          Total......     298,146           5.2894                                  $1,425,492.94    $2,597,188.17
                          =======          =======                                  =============    =============

STOCK EXERCISES IN FISCAL YEAR 1999

     The table below provides information on exercises of options during the fiscal year ended June 30, 1999, under the Company's stock option plans by the named executive officers reflected in the Summary Compensation Table and the year-end value of unexercised options held by such officers.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                   SHARES                  UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS/
                                  ACQUIRED      VALUE          OPTIONS/SARS AT           SARS AT 1999 FISCAL
                                 ON EXERCISE   REALIZED    1999 FISCAL YEAR-END(#)         YEAR END ($)(1)
                                 -----------   --------   -------------------------   -------------------------
             NAME                    (#)         ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
             ----                -----------   --------   -------------------------   -------------------------
James E. Dalton, Jr............        -0-          -0-       458,481/402,187           $1,438,550/$1,437,204
Eugene C. Fleming..............     24,007     $440,048       412,824/-0-               $1,923,294/ -0-
Roland P. Richardson...........    104,836     $203,382       17,974/193,304            $ 138,828/$795,301
C. Thomas Neill................        -0-          -0-       105,831/118,497           $ 495,516/$481,763
Steve B. Hewett................        -0-          -0-       149,073/-0-               $ 554,829/ -0-

---------------

(1) Options are classified as "in-the-money" if the fair market value of the underlying Common Stock exceeds the exercise price of the option. The value shown represents the difference between the fair market value (as defined in the Company's stock option plan) on June 30, 1999, of $12.69 per share and the respective exercise prices of the options at June 30, 1999. Such amounts may not necessarily be realized. Actual values which may be realized, if any, upon the exercise of such options will be based on the market price of the Common Stock at the time of any such exercise and thus are dependent upon future performance of the Common Stock.

EMPLOYMENT CONTRACTS

     The Company and Mr. Dalton, its President, Chief Executive Officer and a director, have an agreement under which Mr. Dalton receives a base salary and is eligible to receive a bonus. Under the agreement, Mr. Dalton received options to purchase 500,000 shares of Common Stock at an exercise price of $1.00 per share and he has purchased all of such shares. In the event the Company terminates Mr. Dalton's employment, he will be entitled to receive the higher of: (i) the amounts called for under the Company's standard severance policy as then in effect; and (ii) continuation of his then-current base salary until the earlier of eighteen months or his acceptance of other employment.

     Mr. Dalton executed an Executive Employment Agreement as described below under the heading "Change in Control Agreements."

SEPARATION AGREEMENTS

     In May 1999 the Company entered into a Separation Agreement and General Release with both Mr. Fleming, its Chief Operating Officer, and Mr. Hewett, its Chief Financial Officer (the "Separation Agreements"). Each Separation Agreement provided that the employment of the officer would terminate effective June 30, 1999.

     In connection with the Separation Agreements, Mr. Fleming received a lump sum payment of $275,000. He will receive an additional $275,000 in monthly installments over the twelve months beginning June 30, 1999. Mr. Hewett will receive $468,000 in monthly installments over the next twelve months. Both former officers are also entitled to reimbursement of health insurance premiums for up to eighteen months after June 30, 1999. Both former officers agreed to make themselves available for consulting assignments and other projects as requested by the Company for two years after June 30, 1999. The respective officers' non-competition covenants remain in effect unless a specific waiver therefrom is granted by the Company.

     All outstanding options (vested and unvested) held by each officer were cancelled and replaced with a new grant under the 1997 Stock Option Plan to purchase an equal number of shares at the same price as the canceled options. The new options are fully vested and exercisable at any time through June 30, 2001. The number of shares and exercise price of each grant are set forth below:

                                                           NUMBER OF SHARES   EXERCISE PRICE
                                                           ----------------   --------------
Fleming..................................................       48,016            $0.67
                                                               364,808            $9.00

Hewett...................................................       25,000            $8.81
                                                               124,073            $9.00

     All other employment and severance agreements with both former officers were terminated.

CHANGE IN CONTROL AGREEMENTS

     Effective January 1998, Mr. Dalton and each other executive officer (other than Mr. Fleming) executed an Executive Employment Agreement with the Company. The Employment Agreements provide for a two-year term of employment (three years in the case of Mr. Dalton, Mr. Richardson and Mr. Green). The Employment Agreements automatically renew for additional two-year terms unless the Company or the Executive gives a termination notice at least 90 days prior to the renewal date. The executive agrees not to compete with the Company for one year following termination of his or her employment.

     If the executive's employment is terminated without cause, including termination without cause following a failure by the Company to renew the Employment Agreement, the executive will receive a payment equal to twice his or her salary (three times in the case of Mr. Dalton and Mr. Richardson), and all or a portion of the executive's options will vest. Voluntary termination by the executive, termination due to death, disability or retirement, and termination by the Company for cause result in no additional payments to the executive. "Cause" includes, among other things, violation of civil or criminal law or any written Company rules and policies governing ethical corporate conduct by officers and employees of the Company.

     If a covered employee's employment is terminated within twelve months after the date of a change in control for any reason other than death, disability, retirement or for cause, the executive is entitled to severance pay and certain other benefits. The severance payments are based on the executive's annual compensation, multiplied by a factor of two (three in the case of Mr. Dalton). The Executive Employment Agreements also provide for indemnification by the Company of the executive for any excise taxes in the event that benefits paid pursuant to a change in control trigger adverse tax consequences to the executive.

     Under the Executive Employment Agreements, a change in control occurs when:
(a) any person (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner of 50% or more of the combined voting power of the Company's then outstanding securities; (b) a majority of the individuals comprising the Company's Board of Directors have not served in such capacity for the entire two-year period immediately preceding such date; (c) the Company is combined (by merger, share exchange, consolidation or otherwise) with another corporation and, as a result of such consolidation, less than 50% of the outstanding securities of the surviving or resulting corporation are owned in the aggregate by the former stockholders of the Company; or (d) the Company sells, leases or otherwise transfers all or substantially all of its properties or assets to another person or entity.

DIRECTOR'S COMPENSATION

     The Company's non-management directors are paid $3,000 per quarter plus $1,500 per Board meeting actually attended, $1000 per meeting of the Special Purpose Capital Alternatives Committee actually attended, and $750 per other committee meetings actually attended. In addition, the Company's Directors Stock Option Plan provides for automatic annual grants to such directors of stock options to acquire 5,001 shares of the Company's Common Stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee is composed of Russell L. Carson, Joseph C. Hutts, and Rocco A. Ortenzio. None of these persons is an employee of the Company.

                         COMPENSATION COMMITTEE REPORT

     The following Compensation Committee Report is not deemed to be part of a document filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not to be deemed incorporated by reference in any documents filed under the Securities Act or Exchange Act without the express consent of the persons named below.

     The Compensation Committee (the "Committee") of the Company's Board of Directors reviews and approves compensation levels for the Company's management personnel, including the Named Executive Officers identified in the Summary Compensation Table appearing elsewhere herein. The Committee is composed entirely of non-employee directors. It is the responsibility of the Committee to assure the Board that the Company's executive compensation programs are reasonable and appropriate, meet their stated purpose and effectively serve the interests of the Company's stockholders and the Company.

COMPENSATION PHILOSOPHY AND POLICIES FOR EXECUTIVE OFFICERS

     The Committee believes that the primary objectives of the Company's executive compensation policy should be:

     - To attract and retain talented executives critical to both the short-term and long-term success of the Company by providing compensation that is competitive with compensation provided to executives of comparable position at similar U.S. healthcare companies, while maintaining compensation levels that are consistent with the Company's financial objectives and operating performance.

     - To reinforce strategic financial and operating performance objectives through the use of appropriate annual incentive programs.

     - To create mutuality of interest between executive officers and stockholders by providing long-term incentives through the use of stock options.

     The Committee believes that the Company's executive compensation policy should be reviewed annually in relation to the Company's financial performance, annual budgeted financial goals and its position in the healthcare industry. The compensation of certain individuals is reviewed annually by the Committee in light of its executive compensation policy for that year.

     The Committee believes that in addition to corporate performance, it is appropriate to consider in setting and reviewing executive compensation the level of experience and responsibilities of each executive as well as the personal contributions a particular individual may make to the success of the Company. Such factors as leadership skills, analytical skills and organizational development are deemed to be important qualitative factors to take into account in considering levels of compensation. No relative weight is assigned to these qualitative factors, which are applied subjectively.

     The Committee and the Board of Directors periodically discuss alternative compensation arrangements, but believe that the current programs permit the broadest range of participation in the success of the Company.

BASE SALARIES

     The base salaries of the Company's NEOs are listed in the Summary Compensation Table in this Proxy Statement. These and all other executive officer salaries are evaluated annually. The Company participates in and reviews the results of several national surveys that report on the compensation levels and methods of compensation in various industries, including the healthcare industry, the hospital industry and other industries of similar revenue size. The Company reviews the Hay Healthcare Management Survey and such other surveys as it deems relevant to determine appropriate levels of compensation for various members of management, selecting which surveys to review for any particular member of management based upon the duties he or she performs for the Company. Generally, management salaries for the 1999 fiscal year were competitive with those reflected in the surveys reviewed. Since the Company believes that its competitors for executive talent are often more numerous than the entities included in its peer group index (See "Stock Performance Graph"), its comparison of compensation according to these surveys is generally more broadly based.

     Based on survey results, past internal pay practices, and such subjective factors as may be deemed relevant, management salaries are proposed by Company management as part of the Company's annual budgeting process. The Committee reviews, suggests revisions if appropriate, and approves the salaries proposed for executive management personnel, including the NEOs, and the entire Board approves the Company's budget.

ANNUAL INCENTIVE PROGRAM

     Annual cash incentive awards are designed to give the Company's executive officers an incentive to cause the Company to meet or exceed the Company's performance goals. The Incentive Program provides for cash bonuses to be paid to executive officers and other management employees if the targeted earnings per share ("EPS") of the Company meets or exceeds the EPS target set by the Board of Directors for the Company. The maximum bonus which any NEO, other than the Chief Executive Officer and Chief Operating Officer, is eligible to earn is an amount equal to 40% of his or her base salary. The NEOs may choose to receive 0%, 50% or 100% of their bonus in nonqualified stock options granted under the Company's 1997 Stock Option Plan pursuant to the Company's Discounted Stock Option Program. Such options have ten-year terms and exercise prices equal to 75% of the fair market value of the Company's Common Stock on either the last day of the fiscal year or their date of grant. The dollar value of the 25% discount equals the dollar value of the amount of the bonus chosen to be paid in options. No bonuses were paid to any NEO for fiscal year 1999.

     The Committee has also adopted a Deferred Compensation Plan for fiscal year 1999. Under the Plan, the Company's executive officers' scheduled base salary increases for fiscal 1999 were deferred. If the Company met or exceeded the EPS target set by the Board, executive officers would have received two times their deferred salary increases, paid in nonqualified stock options granted under the 1997 Stock Option Plan. No options were granted under the Deferred Compensation Plan, as the EPS target was not achieved.

     The Committee is empowered to authorize discretionary bonuses to executives of the Company based on the superior performance of the executive's business unit and/or the executive's contribution to the overall performance of the Company. No such discretionary bonuses were paid to the NEOs for fiscal 1999.

LONG-TERM INCENTIVES

     The Company's 1997 Stock Option Plan is designed to provide long-term incentives. Incentive stock options and non-qualified stock options are available for grant under the Restated Stock Option Plan. Stock option grants provide an incentive that focuses the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. These grants also help ensure that operating decisions are based on long-term results that benefit the Company and ultimately the stockholders. The Company's executive officers are periodically granted stock options under the stock option plan on terms similar to those granted to other management employees. In addition, the Company may grant options from time to time in connection with the employment of new management personnel in order to make the Company's recruiting efforts competitive.

OPTION EXCHANGE PROGRAM

     In March 1999, the Company's board of directors approved a plan to allow all employees to exchange "underwater" stock options. These stock options had exercise prices higher than the market price of the Company's common stock at that time. Directors were not eligible to participate in the exchange. Based on the exchange, the Company canceled 5,158,000 options at exercise prices ranging from $12.09 to $33.06 and issued 3,580,000 options at an exercise price of $9.00. The effect was to reduce the number of options held to offset the benefit of a lower exercise price. The estimated economic value of the grants was generally unchanged as a result of the exchange. Under the proposed interpretation of APB Opinion No. 25, repriced options would receive variable-award accounting. Should the Company be required to apply variable-award accounting to the repriced options, such options will vest and terminate thirty days after the Company gives notice to its employees. During this thirty day period, variable award accounting could cause an increase in the Company's compensation expense.

     The Board approved this program because it believed that the principal purpose of the Company's stock option plans is to provide an equity incentive to its employees to remain in the employ of the Company. The Board believes that this exchange offer continued the Company's historic practice of using stock options as a significant part of its program of providing equity incentives as a means of motivating and retaining employees who are essential to the Company's business, as well as remaining competitive with other companies in its industry.

     The table below provides information about the March 26, 1999 option exchanges by the NEOs. This option exchange is the only repricing of options the Company has ever made.

                         TEN-YEAR OPTION/SAR REPRICINGS

                                                                                                                LENGTH OF
                                                       NUMBER OF                                                 ORIGINAL
                                                       SECURITIES    MARKET PRICE     EXERCISE                 OPTION TERM
                                                       UNDERLYING    OF STOCK AT      PRICE AT                  REMAINING
                                                      OPTIONS/SARS     TIME OF        TIME OF        NEW        AT DATE OF
                                                      REPRICED OR    REPRICING OR   REPRICING OR   EXERCISE    REPRICING OR
NAME                                         DATE      AMENDED(#)    AMENDMENT($)   AMENDMENT($)   PRICE($)     AMENDMENT
----                                       --------   ------------   ------------   ------------   --------   --------------
James E. Dalton, Jr. ....................   3/26/99      157,612        $9.00          $14.33       $9.00     6 yrs 159 days
  President and CEO                         3/26/99      145,811        $9.00          $15.67       $9.00     7 yrs   6 days
                                            3/26/99        1,386        $9.00          $16.59       $9.00     7 yrs  21 days
                                            3/26/99       20,325        $9.00          $12.63       $9.00     7 yrs 154 days
                                            3/26/99        3,840        $9.00          $18.25       $9.00     7 yrs 260 days
                                            3/26/99       24,775        $9.00          $20.75       $9.00     8 yrs  35 days
                                            3/26/99       51,015        $9.00          $16.97       $9.00     8 yrs 145 days
                                            3/26/99        1,627        $9.00          $23.25       $9.00     8 yrs 302 days
                                            3/26/99      126,275        $9.00          $25.00       $9.00     8 yrs 310 days

                                                                                                                LENGTH OF
                                                       NUMBER OF                                                 ORIGINAL
                                                       SECURITIES    MARKET PRICE     EXERCISE                 OPTION TERM
                                                       UNDERLYING    OF STOCK AT      PRICE AT                  REMAINING
                                                      OPTIONS/SARS     TIME OF        TIME OF        NEW        AT DATE OF
                                                      REPRICED OR    REPRICING OR   REPRICING OR   EXERCISE    REPRICING OR
NAME                                         DATE      AMENDED(#)    AMENDMENT($)   AMENDMENT($)   PRICE($)     AMENDMENT
----                                       --------   ------------   ------------   ------------   --------   --------------
Eugene C. Fleming........................   3/26/99      229,309        $9.00          $16.29       $9.00     7 yrs  97 days
  Executive Vice                            3/26/99       24,775        $9.00          $20.75       $9.00     8 yrs  35 days
  President/COO                             3/26/99       31,802        $9.00          $16.97       $9.00     8 yrs 145 days
                                            3/26/99       78,922        $9.00          $25.00       $9.00     8 yrs 310 days
Roland P. Richardson.....................   3/26/99        5,232        $9.00          $12.09       $9.00     0 yrs 293 days
  Senior Vice President--                   3/26/99       18,742        $9.00          $14.33       $9.00     1 yrs 159 days
  Acquisitions and                          3/26/99        4,276        $9.00          $14.33       $9.00     6 yrs 159 days
  Development                               3/26/99        1,967        $9.00          $16.33       $9.00     6 yrs 343 days
                                            3/26/99          452        $9.00          $16.33       $9.00     6 yrs 343 days
                                            3/26/99          543        $9.00          $16.33       $9.00     6 yrs 343 days
                                            3/26/99      116,649        $9.00          $15.67       $9.00     7 yrs   6 days
                                            3/26/99       14,865        $9.00          $20.75       $9.00     8 yrs  35 days
                                            3/26/99       10,247        $9.00          $16.97       $9.00     8 yrs 145 days
                                            3/26/99       63,138        $9.00          $25.00       $9.00     8 yrs 310 days
C. Thomas Neill..........................   3/26/99        6,540        $9.00          $12.09       $9.00     0 yrs 293 days
  Vice President--                          3/26/99       26,239        $9.00          $14.33       $9.00     1 yrs 159 days
  Corporate Relations                       3/26/99        2,914        $9.00          $14.92       $9.00     6 yrs 200 days
                                            3/26/99        1,036        $9.00          $14.92       $9.00     6 yrs 200 days
                                            3/26/99       29,163        $9.00          $15.67       $9.00     7 yrs   6 days
                                            3/26/99          854        $9.00          $16.25       $9.00     7 yrs  37 days
                                            3/26/99          455        $9.00          $16.25       $9.00     7 yrs  37 days
                                            3/26/99        2,063        $9.00          $16.25       $9.00     7 yrs  37 days
                                            3/26/99        7,988        $9.00          $12.63       $9.00     7 yrs 154 days
                                            3/26/99        9,910        $9.00          $20.75       $9.00     8 yrs  35 days
                                            3/26/99       15,879        $9.00          $16.97       $9.00     8 yrs 145 days
                                            3/26/99          245        $9.00          $25.00       $9.00     8 yrs 310 days
                                            3/26/99       41,040        $9.00          $25.00       $9.00     8 yrs 310 days
Steve B. Hewett..........................   3/26/99       12,652        $9.00          $17.50       $9.00     7 yrs  97 days
  Vice President/CFO                        3/26/99       38,487        $9.00          $17.50       $9.00     7 yrs  97 days
                                            3/26/99       15,856        $9.00          $20.75       $9.00     8 yrs  35 days
                                            3/26/99       13,851        $9.00          $16.97       $9.00     8 yrs 145 days
                                            3/26/99       41,040        $9.00          $25.00       $9.00     8 yrs 310 days
                                            3/26/99        2,187        $9.00          $26.94       $9.00     8 yrs 337 days

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Mr. Dalton, the Company's chief executive officer, is eligible to participate in the same executive compensation plans available to other executive officers that are described above. The chief executive officer's base salary and incentive compensation are determined in accordance with the same procedures used by the Company to set the compensation of other management personnel. Specifically, base salary is determined based on analysis of compensation surveys, past internal pay practices and relevant subjective factors, while incentive compensation is based on the Company's overall performance as measured by whether the Company attains the targeted EPS established by the Compensation Committee. The Committee may also grant discretionary bonuses to Mr. Dalton in order to reward him for the Company's performance vis-a-vis other companies in the industry or to keep his overall compensation competitive with other executive officers in companies of similar size in the healthcare industry.

     Mr. Dalton's annual base salary for the 1999 fiscal year was $589,010. The Company believes Mr. Dalton's current base salary to be in the range of the average market salaries paid to chief executive officers of comparable businesses based on The Hay Healthcare Management Survey and other survey and proxy data from comparable healthcare companies. Under the annual incentive program described above, the maximum bonus which Mr. Dalton was eligible to earn is an amount equal to 55% of his base salary.

CERTAIN TAX REGULATIONS

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for executive compensation in excess of $1 million excluding compensation which is "performance based," as defined in Section 162(m). The Compensation Committee expects to pay all compensation earned by an executive officer, even if such compensation exceeds $1 million, even though such compensation may not be "performance based," under the provisions of Section 162(m). The Company's Annual Incentive Program currently does not satisfy such requirements.

     THE FOREGOING REPORT IS SUBMITTED BY ALL THE CURRENT MEMBERS OF THE COMPENSATION COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS, WHOSE MEMBERS ARE RUSSELL L. CARSON, ROCCO A. ORTENZIO, AND JOSEPH C. HUTTS.

SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. In addition to solicitation of proxies by mail, directors, officers and employees of the Company (who will receive no additional compensation therefor) may solicit the return of proxies by telephone, telegram or personal interview. Arrangements have also been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

     Each holder of the Company's Common Stock who does not expect to be present at the Annual Meeting or who plans to attend but who does not wish to vote in person is urged to fill in, date and sign the proxy and return it promptly in the enclosed return envelope.

                            STOCK PERFORMANCE GRAPH

     The stock price performance graph depicted below is not deemed to be part of a document filed with the Securities and Exchange Commission pursuant to the Securities Act or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act, without the express consent of the Company.

     The graph below compares the cumulative total return of the Company's Common Stock with securities of entities comprising the NASDAQ Index and a peer group index. Cumulative return assumes $100 invested in the Company or respective index on May 26, 1994, with dividend reinvestment through June 30, 1998. The peer group includes Columbia/HCA Healthcare Corporation, Health Management Associates, Inc., Tenet Healthcare Corporation and Universal Health Services.

     The graph presents information since the date of the Company's initial public offering. To date, the Company had not directly tied executive compensation to stock performance. The future impact of stock performance on executive compensation will be determined by the Compensation Committee.


                      COMPARISON OF CUMULATIVE TOTAL RETURN
                    OF COMPANY, PEER GROUP AND BROAD MARKET


                                    [GRAPH]


                                                                               QUORUM HEALTH GROUP,
                                                      BROAD MARKET                     INC.                    PEER GROUP
                                                     --------------            ---------------------          ------------
1994                                                      100.00                      100.00                      100.00
1995                                                      117.28                      115.71                      113.32
1996                                                      147.64                      150.71                      148.48
1997                                                      177.85                      204.29                      175.22
1998                                                      235.75                      227.03                      163.22
1999                                                      330.37                      107.62                      113.29

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of Forms 3, 4 and 5 furnished to the Company, any amendments thereto, and written representations from executive officers and directors, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during fiscal year 1999 with the following exceptions: S. Douglas Smith reported on a year-end Form 5 a February, 1998, gift of 29,268 shares to Abilene Christian University by the Zoe Foundation, a charitable foundation over which he exercises control; Russell L. Carson filed an amended Form 4 for July, 1998 to report the exercise of a stock option for 5001 shares; Dr. Edward Floyd filed a late Form 4 to report a January, 1999 acquisition of 5000 shares; Dr. Colleen Welch reported the December, 1998 acquisition of 1500 shares on a year-end Form 5; Rocco A. Ortenzio reported the June 1999 exercise of a stock option for 5001 shares in a Form 5 filed in August, 1999; Mr. Murphy filed an amended Form 4 for January, 1998, to report 73.308 shares indirectly held due to his affiliation as a managing director of Goldman-Sachs.

DATES FOR RECEIVING STOCKHOLDER PROPOSALS

1999 ANNUAL MEETING

     Stockholders who wish to present proposals at the 1999 Annual Meeting must deliver them in writing to the Company's Secretary no later than November 4, 1999. Written notice of proposals must comply with the requirements of Section 2(b) of the Company's Bylaws.

2000 ANNUAL MEETING

     Proposals which stockholders wish to have included in the Company's Proxy Statement and proxy for the 2000 Annual Meeting must be received by the Company's Secretary no later than the close of business on June 28, 2000.

     Proposals not received by June 27, 2000 will not be included in the Company's proxy materials. Proposals may still be brought before the 2000 Annual Meeting if written notice of the proposal is submitted to the Company's Secretary and delivered to or mailed and received at the Company's principal executive offices not less than 60 days or more than 90 days before the scheduled date of the annual meeting. The stockholder's notice must also comply with the requirements of Section 2(b) of the Company's Bylaws.

AVAILABILITY OF 10-K

     Upon the written request of any record holder or beneficial owner of the Common Stock entitled to vote at the Annual Meeting, the Company, without charge, will provide a copy of its Annual Report on Form 10-K for the year ending June 30, 1999, including financial statements and financial statement schedules but excluding certain exhibits. The request should be mailed to Corporate Relations, Quorum Health Group, Inc. at the Company's principal executive offices, 103 Continental Place, Brentwood, Tennessee 37027.

                                          By Order of the Board of Directors

                                          Ashby Q. Burks, Secretary

                                                                       EXHIBIT A

                           QUORUM HEALTH GROUP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     QUORUM HEALTH GROUP, INC., a corporation with principal offices located in Nashville, Tennessee (hereafter referred to as the "Sponsoring Employer" or as an "Employer"), has adopted the following Employee Stock Purchase Plan for the benefit of eligible Employees.

     The number of shares of Common Stock currently reserved for issuance under the Plan is 3,750,000 shares.

     The purpose of this Plan is to provide an opportunity for eligible Employees of an Employer to share in the growth and prosperity of the Sponsoring Employer by acquiring a proprietary interest in the Sponsoring Employer through acquisition of shares of the Sponsoring Employer's Common Stock.

     The Company has received a ruling from the Internal Revenue Service to the effect that the Plan constitutes an "employee stock purchase plan" under Section 423 of the Internal Revenue Code as amended and regarding certain related matters.

                                   ARTICLE I

                                     TITLE

     Section 1.01. This Plan shall be known as the Quorum Health Group, Inc. Employee Stock Purchase Plan (hereafter referred to as the "Plan").

                                   ARTICLE II

                                  DEFINITIONS

     As used herein, the following words and phrases shall have the meanings specified below, unless a different meaning is plainly required by the context:

     Section 2.01. The term "Anniversary Date" shall mean each March 1 on and after March 1, 1992.

     Section 2.02. The term "Board of Directors" shall mean the Board of Directors of the Sponsoring Employer.

     Section 2.03. The term "Continuous Service" shall mean the number of full years and completed months of continuous employment with the Employer from his last hiring date to his date of severance of employment for any reason. Continuous Service shall not be broken by and shall be credited for absences due to vacation, temporary sickness or injury.

     Section 2.04. The term "Contribution Account" (or "Account") shall mean the account established on behalf of a Member to which shall be credited the amount of the Member's contribution and any interest earned thereon and debited with funds used therefrom to acquire Sponsoring Employer Stock, pursuant to
Article IV.

     Section 2.05. The term "Custodial Agreement" shall mean the agreement(s), including any amendments thereto, entered into between the Employer and the Custodian to carry out the applicable provisions of this Plan as to the purchase of the Sponsoring Employer Stock.

     Section 2.06. The term "Custodian" shall mean Third National Bank in Nashville, Tennessee, or any successor custodian designated under the Custodial Agreement.

     Section 2.07.  The "Effective Date" shall be March 1, 1992

     Section 2.08. The term "Employee" shall mean each current or future employee of an Employer whose customary employment is at least twenty (20) hours a week and more than five (5) months in a calendar year.

     Section 2.09. The term "Employer" shall mean the Sponsoring Employer, its successors and assigns, and certain designated consolidated subsidiaries of the Sponsoring Employer.

     Section 2.10. The term "Exercise Date" shall mean the last day of each Plan Year.

     Section 2.11.  The "Grant Date" shall mean the first day of each Plan Year.

     Section 2.12. The "Issue Price" under this Plan shall mean the per share price of the Sponsoring Employer Stock for each Plan Year to be charged to participating Members at the Exercise Date. The Issue Price for a Plan Year shall be the lesser of two prices: (1) eighty-five percent (85%) of the fair market value of the stock on the Grant Date, or (2) eighty-five percent (85%) of the fair market value of the stock on the Exercise Date.

     Section 2.13. The term "Member" shall mean any Employee of an Employer who has met the conditions and provisions for becoming a Member as provided in
Article III hereof.

     Section 2.14. The term "Member's Contribution Rate" shall be an exact number of dollars selected by the Member to contribute as regular payroll deductions to be credited to his Account as provided in Section 3.04 hereof.

     Section 2.15. The term "Normal Monthly Pay" shall be computed by annualizing the individual's hourly base pay and his regular scheduled hours of work as of the first day of the month immediately preceding a Plan Year and dividing by twelve. For a salaried employee the "Normal Monthly Pay" shall be his regular monthly base salary as of the first day of the month immediately preceding a Plan Year.

     Section 2.16. The term "Plan Year" shall mean a twelve (12) month period beginning on the first day of March and ending on the last day of February in the following calendar year.

     Section 2.17. The term "Sponsoring Employer" shall mean Quorum Health Group, Inc., a Delaware corporation with principal offices located in Nashville, Tennessee, the Plan sponsor for all purposes.

     Section 2.18. The term "Sponsoring Employer Stock" shall mean those shares of Sponsoring Employer's Stock which pursuant to Section 4.01 are reserved for issuance under this Plan.

     Section 2.19. Any words used herein in the masculine shall be construed in the feminine where they would so apply. Words in the singular shall be construed as though the plural in all cases where they would so apply.

                                  ARTICLE III

                             MEMBERSHIP IN THE PLAN

     Section 3.01. Each Employee shall become eligible to be a Member upon being employed by an Employer no less than three months immediately preceding the next Anniversary Date.

     Section 3.02. Upon becoming a Member, said member shall be bound by the terms of this Plan and any amendments hereto. All employees granted rights as Members under the Plan shall have the same rights and privileges.

     Section 3.03. Each Employee who becomes eligible to be a Member shall be furnished a summary of the Plan and an enrollment form. If such Employee elects to become a Member hereunder, such Employee shall complete such form and file it with the Sponsoring Employer no later than fifteen days prior to the next Anniversary Date. The completed enrollment form shall indicate the Member's Contribution Rate. Any Employee who does not elect to participate in any given Plan Year may elect to participate on any future Anniversary Date so long as he continues to meet the eligibility requirements of Section 3.01.

     Section 3.04. In order to participate in this Plan and be granted rights hereunder, an Employee must authorize the Employer to deduct the Member's Contribution Rate from his paycheck. Such Contribution Rate must be an exact number of dollars which may not exceed 10% of the Employee's Normal Monthly Pay as of February 1 prior to the beginning of the Plan Year, but may not be less than $10 per month or $5 per biweekly pay period as applicable. The authorization for such deductions shall be in writing on such forms as provided by the Sponsoring Employer. Such deductions shall begin as of the first pay period on or after the first day of the Plan Year. Member contributions will not be permitted to begin at any time other than the beginning of a Plan Year.

     Section 3.05. The Member's Contribution Rate, once established, shall remain in effect for all Plan Years unless changed by the Member in writing on such forms as provided by the Sponsoring Employer and filed with the Sponsoring Employer at least fifteen (15) days prior to the next Anniversary Date.

     Section 3.06. At any time during the Plan Year, a Member may notify the Sponsoring Employer he wishes to discontinue his contributions to the Plan. This notice shall be in writing and on such forms as provided by the Sponsoring Employer and shall become effective as of a date not more than thirty (30) days following its receipt by the Sponsoring Employer. In the event no election to withdraw is made by such Member under Section 3.07, the balance accumulated in the Member's Account shall be used to purchase shares of the Sponsoring Employer's stock in accordance with Section 4.03 hereof.

     Section 3.07. Any Member may elect to withdraw the balance in his Account at any time during the Plan Year. However, if the Account balance is withdrawn during the Plan Year, no further payroll deductions will be permitted during that Plan Year.

                                   ARTICLE IV

                               ISSUANCE OF STOCK

     Section 4.01. The Sponsoring Employer shall reserve 3,000,000 shares of its Common Stock for issuance upon the exercise of the rights granted hereunder. These shares may be either authorized and unissued shares, issued shares held in or acquired for the treasury of the Sponsoring Employer, or shares of stock reacquired by the Sponsoring Employer upon purchase in the open market or otherwise.

     Section 4.02. All payroll deductions withheld from the compensation of a Member pursuant to this Plan shall be deposited by the Sponsoring Employer with the Custodian pursuant to the terms of the Custodial Agreement. The Sponsoring Employer shall direct the Custodian to: (i) establish a Custodial Account for each Member and to credit such Account with all payroll deductions of that Member; (ii) invest all such monies in accordance with its instructions; and
(iii) allocate the earnings on such monies to the Account of each Member on a monthly basis pro rata to the respective balances of each Member's Account.

     Section 4.03. Subject to Sections 4.04 and 4.05, the balance of each Member's Account on the Exercise Date of each Plan Year shall be used by the Custodian to purchase the maximum number of whole shares of Sponsoring Employer Stock determined by dividing the Issue Price into the amount in the Member's Account. Any money remaining in a Member's Account may be returned to the Member if requested. If such return is not requested, the balance will remain in the Account to be used in the next Plan Year along with new contributions in the new Plan Year. Rights granted under this Plan shall be subject to such amendment or modification as the Sponsoring Employer shall deem necessary to comply with any applicable law or regulation, and shall contain such other provisions as the Sponsoring Employer shall from time to time approve and deem necessary.

     Section 4.04. In no event may a Member (i) be granted a right under this Plan and any other such Employee Stock Purchase Plan of any Quorum Employer, during a calendar year, to purchase Employer Stock having a total fair market value (as of the Grant Date) of more than twenty-five thousand dollars ($25,000), (ii) receive a right to purchase such stock if he would beneficially own, immediately after the right is granted, five percent (5%) or more of the total combined voting power or value of all classes of stock of the Sponsoring Employer, or (iii) transfer or otherwise alienate any right granted to him under this Plan.

     Section 4.05. If the total number of shares to be purchased under this Plan by all Members exceeds the number of shares authorized under this Plan, a pro rata allocation of the available shares will be made among all Members authorizing such payroll deductions based on the amount of their respective Accounts on the last day of the Plan Year.

     Section 4.06. The Sponsoring Employer Stock certificates purchased through the exercise of the rights granted hereunder shall be issued and sent to Members as soon as practical after the date of such exercise. Exhibit A attached hereto and made a part hereof sets forth certain rights and voting requirements which apply to holders of the Sponsoring Employer's Stock when such stock is issued.

     Section 4.07. Any Employee whose employment with an Employer is terminated for any reason except death and retirement during the Plan Year shall cease being a Member immediately. The balance of the Member's Account shall be paid to such Member, or his legal representative, as soon as practical after his termination. Any rights granted to such member under this Plan shall be deemed null and void.

     Section 4.08. If a Member shall die during a Plan Year, no further contributions on behalf of the deceased Member shall be made. The Executor or Administrator of the deceased Member may elect to withdraw the balance in said Member's Account by notifying the Sponsoring Employer in writing prior to the last day of the Plan Year. In the event no election to withdraw has been made, the balance accumulated in the deceased Member's Account shall be used to purchase shares of the Sponsoring Employer's Stock in accordance with Section
4.03 hereof and any remainder refunded to the deceased Member's estate.

     Section 4.09. If a Member shall retire during a Plan Year, no further contributions shall be made to the retired Member's Account on or after his date of retirement. The Member may elect to withdraw the balance in his Account by notifying the Sponsoring Employer in writing prior to the last day of the Plan Year. In the event no election to withdraw has been made, the balance accumulated in the retired Member's Account as of the Exercise Date shall be used to purchase shares of the Sponsoring Employer's Stock in accordance with
Section 4.03 hereof and any remainder refunded to the retired Member.

     Section 4.10. If a Member or former Member disposes of a share of Sponsoring Employer Stock acquired under this Plan prior to two (2) years after the Grant Date of such share, or prior to one (1) year after the Exercise Date of such share, then the Member or former Member must notify the Sponsoring Employer immediately of such disposition in writing.

                                   ARTICLE V

                                 MISCELLANEOUS

     Section 5.01. The Sponsoring Employer or individual(s) delegated such authority by the Sponsoring Employer shall administer the Plan and keep records of individual Member benefits. The Sponsoring Employer shall interpret the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan, and all such determinations by the Sponsoring Employer shall be conclusive and binding on all persons.

     Section 5.02. Each Member, former Member, or any other person who shall claim a right or benefit under this Plan, shall be entitled only to look to the Sponsoring Employer for such benefit.

     Section 5.03. The Board of Directors or its Compensation Committee may at any time or from time to time, amend the Plan in any respect, except that amendments to the Plan to (i) increase the number of shares reserved under the Plan other than as provided in Section 5.12 hereof, (ii) reduce the Issue Price per share as defined herein, or (iii) make the Plan available to any person who is not an eligible Employee, may only be made by the Board of Directors, subject to shareholder approval.

     Section 5.04. The Sponsoring Employer will pay the administrative expenses of this Plan.

     Section 5.05. Any rules, regulations, or procedures that may be necessary for the proper administration or functioning of this Plan that are not covered in this Plan shall be promulgated and adopted by the President (or designee) of the Sponsoring Employer.

     Section 5.06. Any headings or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction of any provisions hereof.

     Section 5.07. This Plan shall be construed in accordance with the laws of the State of Tennessee.

     Section 5.08. A misstatement in the age, length of Continuous Service, date or employment or any other such matter, shall be corrected when it becomes known that any such misstatement of fact has occurred.

     Section 5.09. The rights granted hereunder are not subject to assignment or alienation. If a Member attempts such assignment, transfer or alienation, the Sponsoring Employer shall disregard that action.

     Section 5.10. This Plan will not be deemed to constitute a contract between any Employer and any Member or to be a consideration of an inducement for the employment of any Member or Employee. Nothing contained in this Plan shall be deemed to give any Member or Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge any Member or Employee at any time regardless of the effect which such discharge shall have upon him as a Member of the Plan.

     Section 5.11. No liability whatever shall attach to or be incurred by any past, present or future stockholders, officers or directors, as such, of any Employer, under or by reason of any of the terms, conditions or agreements contained in this Plan or implied therefrom, and any and all liabilities of and any and all rights and claims against the Employer, or any shareholder, officer or director as such whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every Member, as a part of the consideration for any benefits under this Plan.

     Section 5.12. The aggregate number of shares of Sponsoring Employer Stock reserved for purchase under the Plan as provided in Section 4.01 hereof, and the calculation of the Issue Price per share as provided in Section 2.12 hereof shall be appropriately adjusted to reflect any increases or decreases in the number of issued shares of Sponsoring Employer Stock resulting from a subdivision or consolidation of shares or other capital adjustment or other similar increase or decrease in such shares of Sponsoring Employer Stock.

     Section 5.13. The Sponsoring Employer's obligation to sell and deliver stock under the Plan is at all times subject to all approvals of any governmental authorities required in connection with the authorization, issuance, sale or delivery of such stock.

     Section 5.14. Notwithstanding any other provisions of the Plan, in order for the Plan to be qualified under Section 423 of the Internal Revenue Code of 1986 as amended, it must be approved by the stockholders of the Sponsoring Employer during the period commencing twelve (12) months prior to and ending twelve (12) months after it is adopted.

                             PROPOSED AMENDMENT TO
                           EMPLOYEE STOCK OPTION PLAN

     The Employee Stock Purchase Plan of Quorum Health Group, Inc. Is hereby amended by deleting Section 4.01 in its entirety and replacing it with the following:

     Section 4.01. The Sponsoring Employer shall reserve 5,000,000 shares of its Common Stock for issuance upon the exercise of the rights granted hereunder. These shares may be either authorized and unissued shares, issued shares held in or acquired for the treasury of the Sponsoring Employer, or shares of stock reacquired by the Sponsoring Employer upon purchase in the open market or otherwise.

                                                                       EXHIBIT B

                           DEFERRED COMPENSATION PLAN
                                FOR DIRECTORS OF
                           QUORUM HEALTH GROUP, INC.

                                   ARTICLE I

                    Purpose: Status of Deferred Compensation

     1.1 PURPOSE. The purpose of the Plan is to provide the directors with an incentive to acquire stock in Quorum Health Group, Inc. (Quorum or the "Company"), thereby aligning their interests with the shareholders of the Company. The Plan provides a method of deferring payment to a Director of certain compensation to which such person would otherwise be entitled under applicable resolutions of the Board of Directors of the Company in force from time to time and provides for distribution of all sums so deferred with earnings thereon in the manner and at the time hereinafter set forth. The Board of Directors of Quorum or a committee thereof may designate that directors of one or more direct or indirect subsidiaries of Quorum be considered a "Director" for purposes of this Plan.

     1.2 UNFUNDED PLAN. Any sums due under the Plan to or for the benefit of a Participant shall not be funded by Quorum or any subsidiary thereof nor shall any asset of Quorum or any subsidiary thereof be otherwise pledged for, subjected to legal or equitable lien or encumbrance to secure, or set aside for, the payment of any sums hereunder. Sums due hereunder shall be payable solely from the general assets of Quorum.

                                   ARTICLE II

                    Effective Date; Manner of Participation

     2.1 EFFECTIVE DATE. The Plan shall go into effect on June 1, 1999 (the "Effective Date").

     2.2 PARTICIPATION. A Director becomes a Participant in the Plan by delivering to the Administrator a duly executed election form in the form attached hereto. For Directors who submit election forms prior to the Effective Date participation shall be effective on the Effective Date. For Directors who submit election forms at any time on or after the Effective Date participation shall begin on the first day of the calendar quarter following receipt of the election form by the Administrator.

     2.3 TERMINATION OF PARTICIPATION. A Director may terminate participation in the Plan by delivering a signed written notice to that effect to the Administrator. Termination shall become effective at the end of the calendar quarter in which the Administrator receives the notice. Termination of participation in the Plan shall not affect amounts previously deferred; said amounts shall continue to be deferred and shall be paid in accordance with the initial election form and the terms of the Plan.

     2.4 PARTICIPATION AFTER TERMINATION. In no event shall a Director who has terminated participation in the Plan be entitled again to participate in the Plan for a period of one year after the termination became effective. Such a Director may then again participate in the manner described in Section 2.2, provided, however, that the Director may not alter the payment options selected pursuant to Sections 5.1 and 5.2 in his or her initial election form.

                                  ARTICLE III

                             Deferred Compensation

     3.1 AMOUNTS AVAILABLE FOR DEFERRAL. A Director who is a Participant may choose to defer under the Plan:

          (a) all or any specified portion of the retainer (if any) earned by him or her from Quorum from time to time, or

          (b) all (but not a portion of) meeting fees paid to him or her by Quorum, or both. The amount chosen from time to time by a Director to be deferred is referred to in this Plan as "Deferred Compensation."

     3.2 MANNER OF SPECIFYING AMOUNT. A Director shall, in the first election form submitted by him or her, specify the amount to be deferred within the limits set forth in Section 3.1.

     3.3 CHANGING THE AMOUNT TO BE DEFERRED. A Director may, at any time, submit to the Administrator a new election form changing, within the limits specified in Section 3.1, the amounts to be deferred, provided that the specified changes shall become effective on the month next following receipt of said election form by the Administrator.

                                   ARTICLE IV

                         Deferred Compensation Accounts

     4.1 EARNINGS ON DEFERRED COMPENSATION. The Administrator shall maintain on its books and records an accurate account of all Deferred Compensation in a separate Account for each Participant, which shall, with respect to deferrals made on and after the Effective Date, be deemed to be invested in "deferred" shares of Quorum Health Group, Inc. common stock, $0.01 par value per share ("Quorum Stock"). Accounting for deferred shares may include fractions, but no fractional share of Quorum Stock will be distributed to a Participant. When dividends are paid on Quorum Stock an equivalent per share amount shall be deemed to be paid on shares of deferred stock (including any fractional share) credited to a Participant's Account ("Deemed Dividends"). Deemed Dividends on deferred shares will be reinvested in additional deferred stock as of the relevant dividend payment date. The number of shares of deferred stock shall be determined based on 100% of the closing price of Quorum Stock on the day the retainer and/or meeting fees would otherwise be paid to a Director or the day the dividend is payable on shares of Quorum Stock, as applicable.

     4.2 STATEMENTS OF ACCOUNT. The Administrator shall prepare and distribute to each Participant a report reflecting the amounts in such Account once each calendar quarter.

     4.3 SHARES; ADJUSTMENTS IN EVENT OF CHANGES IN CAPITALIZATION.

     (a) Shares Authorized for Issuance. There shall be reserved for issuance under the Plan 500,000 shares of Common Stock, subject to adjustment pursuant to subsection (b) below.

     (b) Adjustment of Accounts. In the event of any Quorum Stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of Quorum, corporate separation or division of Quorum (including, but not limited to, a split-up, spin-off, split-off or distribution to Quorum stockholders other than a normal cash dividend), sale by Quorum of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Quorum share offering or event involving Quorum and having an effect similar to any of the foregoing, the Administrator may adjust the number of shares of deferred Quorum Stock credited to an Account, as the Administrator may determine is equitable, and any other characteristics or terms as the Administrator shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participant.

                                   ARTICLE V

                        Payment of Deferred Compensation

     5.1 COMMENCEMENT OF PAYMENT.

     (a) In the first election form submitted by a Director to the Administrator, a Director may choose between the following times for payment of Benefits (which shall consist of all Deferred Compensation and all accumulated earnings thereon) to begin:

          (i) on the first business day of the year following the year in which the Director retires from or his or her service is otherwise terminated from the Board of Quorum, or

          (ii) on the first business day of the year in which the Director attains any age selected by him or her in said first election form, provided such date is at least ten (10) years from the date of such first election form.

     The choice so made shall be final and binding on the Director and may not be changed on any subsequently submitted election form or otherwise except as provided in (b) below. Payment shall commence on the date specified in accordance with this Section 5.1 or as soon as reasonably practicable thereafter.

     (b) Notwithstanding the foregoing provisions of this Section 5.1 or the terms of any election form made by a Participant, Benefits shall be payable immediately in a single lump sum upon a Change in Control of Quorum, unless the Plan is maintained on substantially the same terms following a Change in Control.

     5.2 PERIOD FOR PAYMENT. In the first election form submitted by a Director to the Administrator, a Director may choose between the following time periods for payment of Deferred Compensation:

     (a) in a lump sum on the date specified in accordance with the provisions of Section 5.1, or

     (b) in any specified number of annual installments commencing with the date specified in accordance with the provisions of Section 5.1.

     The following limitations shall apply to the administration of any election under this Subsection (b):

          (i) each annual installment will be a minimum of 100 shares even if the minimum payment amount shortens the number of annual installments otherwise elected (for example, if the Benefits totaled 650 shares and the Director had elected to be paid in ten annual installments, the Director will receive five installments of 100 shares and a final sixth installment of 150 shares),

          (ii) if at the time payment is due to commence, the amount of the Benefits is 500 shares or less, the entire amount shall be paid in a lump sum,

          (iii) the provisions of Section 5.3 concerning death of the Director shall apply, and

          (iv) if installment payments have begun at the time of a Change in Control of Quorum, the remaining shares due to a Director shall be payable immediately in a single lump sum upon a Change in Control.

          (v) only whole number of shares of Common Stock will be issued, with any fractional shares to be paid in cash.

     5.3 EFFECT OF DEATH OF A PARTICIPANT. Despite any provision of the Plan or any election or other instruction of a Participant, all shares due to be distributed under the Plan shall be distributed to the beneficiary designated by the Participant (or, in the absence of a beneficiary, to the legal representative of a Participant) in a lump sum as soon as practicable following receipt by the Administrator of written notice of the death of the Participant.

     5.4 CALCULATION OF INSTALLMENT PAYMENTS. When annual installments are due to commence under this Article V, the Administrator shall calculate the total amount of the Benefits as of the last business day of the previous year and divide said total by the number of annual installments elected by the Participant to derive the Participant's Annual Payment amount. On the first business day of each year until said total is completely paid, the Administrator shall pay to the Participant the Annual Payment plus such number of additional deferred shares as are attributable to Deemed Dividends credited to the Participant's Account since the immediately preceding installment payment to the Participant. In all cases, the limitations provided in Section 5.2(b) shall apply. The Annual Payment amount shall be adjusted if the number of shares in the Participant's Account is adjusted pursuant to
Section 4.3.

     5.5 FORM OF PAYMENT. All Deferred Compensation deferred on and after the Effective Date shall be payable only in the form of shares of Quorum Stock which have been credited to the Participant's Account. At the time the final payment is to be made to a Participant any fractional share remaining in such Participant's Account shall be paid in cash.

                                   ARTICLE VI

                                 Miscellaneous

     6.1 BENEFITS NON-TRANSFERABLE. Other than the Participant and the legal representative of his or her estate, no person, whether a creditor or assignee of a Participant or of the estate of a Participant or otherwise, shall have an interest in the Plan, or the Deferred Compensation or earnings thereon; and no person, including the Participant and estates of Participants, shall have the right to demand or be entitled to payment of any sums under the Plan prior to the time payments are due in strict accordance with the terms of the Plan nor to a form of payment not otherwise due strictly in accordance with the provisions of Article V of the Plan. In amplification but not in limitation of the foregoing, before a Participant or estate of a deceased Participant actually receives any payment of any sum hereunder, no Participant or estate has the right to assign, pledge, grant a security interest in, transfer or otherwise dispose of any interest under the Plan.

     6.2 NO RIGHT TO DIRECTORSHIP. No Director will acquire any rights or entitlement to continue as such or to any other office by or as a result or consequence, directly or indirectly, of the establishment or operation of the Plan.

     6.3 PLAN ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company or a committee (the "Committee") appointed by the Board of Directors of the Company. The Board of Directors or the Committee shall have full and exclusive power to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which power shall be executed in the best interest of the Company and in keeping with the objectives of the Plan. The Board of Directors or the Committee may, prospectively, amend or modify the Plan from time to time or terminate the Plan. However no amendment or termination of the Plan shall adversely affect the rights of Participants and their estates to Benefits as of the date of such amendment or termination as expressly set forth in the Plan prior to such amendment or termination.

     6.4 GOVERNING LAW. The Plan is governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law. It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the Exchange Act. Therefore, if any Plan provision is found not to be in compliance with Rule 16b-3, that provision shall be deemed amended so that the Plan does so comply, to the extent permitted by law and deemed advisable by the Committee, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

     6.5 FORMS. If, and to the extent that, any provision of the election form attached hereto or submitted by a Director is inconsistent with any provision of the Plan, the Plan provision shall be final and binding.

     6.6 SUCCESSORS AND ASSIGNS. The Plan and the obligation to pay Benefits in accordance with its terms shall be and remain the obligation of Quorum and its successors by operation of law, merger, consolidation or other reorganization or purchase of all or substantially all of its assets.

     6.7 RIGHT AS A SHAREHOLDER. A Participant shall have no voting or other rights as a shareholder with regard to Stock Units in his or her Stock Unit Account until such time as Shares are distributed to the Participant.

     6.8 SECURITIES LAW COMPLIANCE. Notwithstanding anything else herein to the contrary, the Company shall not be obligated to make any distribution of Shares hereunder unless such distribution shall comply with applicable securities laws.

                                  ARTICLE VII

                                  Definitions

     Some of the terms used herein are defined in this Article; others are defined in context in the Plan.

     7.1 ADMINISTRATOR means the Controller of Quorum, unless and until the Board of Directors or Compensation Committee of Quorum shall designate another to act as Administrator.

     7.2 CHANGE IN CONTROL of Quorum shall have the same meaning as set forth in the Executive Employment Agreements of Quorum, as they may be amended from time to time.

     7.3 DIRECTOR means any director of Quorum Health Group, Inc. or its successors and assigns or any director designated pursuant to Section 1.1; provided, however, that the term shall not include any officer or employee thereof nor any advisory director by whatever name such advisory position may be known.

     7.4 PLAN means this Deferred Compensation Plan as the same may be hereafter amended from time to time and shall, as to a specific Director, be deemed to include that person's election form (provided for in Section 2.2 hereof), unless otherwise expressly provided to the contrary herein.

PROXY                       QUORUM HEALTH GROUP, INC.                      PROXY
                         ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 16, 1999

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF QUORUM HEALTH GROUP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS AND ANY ADJOURNMENTS THEREOF.

The undersigned hereby appoints James E. Dalton, Jr. and Ashby Q. Burks, or either of them, as proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of the Stockholders of Quorum Health Group, Inc. to be held November 16, 1999, at 9:00 a.m. local time at the Holiday Inn -- Brentwood at 760 Old Hickory Boulevard, Brentwood, Tennessee 37027, and at any adjournment or postponement thereof, in accordance with the following instructions:

   1. The proposal to amend the Company's Employee Stock Purchase Plan to increase the total shares reserved for issuance from 3,750,000 to 5,000,000 shares of Common Stock.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

   2. The proposal to adopt a Deferred Compensation Plan for the Directors of the Company and reserve 500,000 shares of Common stock for issuance thereunder.
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

   3. Election of directors.

   [ ]  FOR ALL NOMINEES LISTED BELOW                        [ ]  WITHHOLD AUTHORITY to vote for all nominees   [ ]  ABSTAIN
        (except as marked to the contrary below).                 listed below.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE CHECK THE BOX TO VOTE "FOR" ALL NOMINEES AND STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST BELOW.

Russell L. Carson, James E. Dalton, Jr., S. Douglas Smith, Sam A. Brooks, Jr., Kenneth J. Melkus, Rocco A. Ortenzio, Joseph C. Hutts, Thomas S. Murphy, Jr., Colleen Conway Welch, C. Edward Floyd, M.D.

            THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE

                  (continued and to be signed on reverse side)

                          (continued from other side)

   4. To ratify the selection of Ernst & Young LLP as the Company's independent auditor for the 2000 fiscal year.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

   5. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof, including stockholder proposals of which the Company did not receive notice by September 5, 1999.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL NO. 2 AND "FOR" PROPOSALS NO. 1, NO. 3, AND NO.
4. The proxies are authorized to vote as they may determine in their discretion upon such other business as may properly come before the meeting.

                                                   Please sign and date below
                                                   and return promptly.

                                                   -----------------------------

                                                   Dated:

                                                   -----------------------, 1999

                                                   -----------------------------

                                                   Dated:

                                                   -----------------------, 1999

                                                   Signatures of Stockholder(s)
                                                   should correspond exactly
                                                   with the name printed hereon.
                                                   Joint owners should each sign
                                                   personally. Executors,
                                                   administrators, trustees,
                                                   etc., should give full title
                                                   and authority.